UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 217-9502

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Dr. Matthew Goldstein

Chairman and Director

John F. Finn

Director

Robert J. Higgins

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Mary E. Martinez

Director

Marilyn McCoy

Director

Mitchell M. Merin

Director

William G. Morton, Jr.

Director

Dr. Robert A. Oden, Jr.

Director

Marian U. Pardo

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Robert L. Young

President and Principal Executive Officer

Laura M. Del Prato

Treasurer and Principal Financial Officer

Frank J. Nasta

Secretary

Stephen M. Ungerman

Chief Compliance Officer

Investment Objective

A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Kramer Levin Naftalis & Frankel LLP

Executive Offices

Pacholder High Yield Fund, Inc.

270 Park Avenue

New York, NY 10017

Shareholder Services

(877) 217-9502

Please visit our web site, www.pacholder.com, for information on the Fund’s net asset value, share price, news releases, and Securities and Exchange Commission filings. We created this site to provide stockholders quick and easy access to the most timely information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2014

Privacy Policy  — Located at the back of this annual report

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Shareholders:

2014 Review

During the year, high yield bonds (also known as “junk bonds”) and high yield loans experienced increased price volatility over concerns over global economic growth, falling oil prices and renewed geopolitical risks. Investors showed concerns about liquidity in the high yield market and tighter U.S. regulatory oversight of the leveraged credit market. Energy sector bonds particularly came under pressure in the latter half of the year as investors questioned the industry’s fundamentals amid a 50% drop in global oil prices.

Despite the widening high yield spread and plunging oil prices, corporate debt defaults maintained their slow and steady pace in 2014. Moody’s trailing 12-month global speculative-grade default rate finished the year at 2.1%, down from 2.2% in the third quarter. Both rates were well below the historical average of 4.7% since 1983. The latest reading came in close to Moody’s forecast of 2.3% from a year ago when the global rate stood at 3.0%. Nine companies defaulted in the fourth quarter of 2014 with five of these in December. The default rate among US speculative-grade issuers increased to 1.9% at year end from 1.7% in the third quarter. In Europe, however, the default rate fell to 1.6% from 2.2% during the same period. A year ago, the rate was 2.2% in the US and 4.4% in Europe. While default rates remained benign, Moody’s distressed index more than doubled to 18.1% in the fourth quarter from 8.3% in the third as the high yield spread widened noticeably, primarily among issuers in Energy and Metals/Mining. The index measures the percentage of high-yield issuer whose debt is trading at distressed levels. A year ago, the index stood at 7.4%.

For the twelve months ended December 31, 2014, the Pacholder High Yield Fund Inc. (the “Fund”) returned 2.67% based on net asset value (“NAV”) compared with the 2.45% return for the Credit Suisse High Yield Index, Developed Countries Only (the “Index”) and the 2.63% average total return of the Morningstar Closed-End High Yield Category.

The Fund outperformed the Index during the reporting period. Contributing to this outperformance was positive security selection in the aerospace, energy, financial, forest products/containers, gaming/leisure, housing, metals/minerals, and services sectors. On an industry level, an underweight position in the energy sector and overweight positions in the financial and media/telecom sectors added to returns. This was partially offset by negative security selection in the food/tobacco, healthcare, retail, and transportation sectors. On the industry level, underweight positions in food/tobacco, information technology, and utility detracted from returns.

Fund Strategy

The Fund invests in all types of high-yield, high-risk debt securities and focuses on value by looking at individual securities against the context of broader market factors. The Fund’s portfolio managers monitor investments by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments.

Auction Rate Preferred Shares and Dividends

Since February 2008, most auctions for preferred shares of closed-end funds and auction rate securities of other issuers have failed. The weekly auctions for the Fund’s auction rate preferred stock (“ARPS”) have failed since February 13, 2008. Since that time, a number of broker-dealers have repurchased auction rate securities from certain clients. Any action taken by the Fund to provide liquidity to the ARPS must be in the best interest of the Fund as a whole.

Due to changes by Moody’s and S&P in their respective ratings methodology for securities issued by closed-end funds, the Fund’s ARPS were downgraded from Aaa to Aa3 by Moody’s in July 2012 and from AAA to AA by S&P in May 2014. There was no impact to the Fund’s performance and no change to its investment strategy as a result of these downgrades.

The Fund paid a monthly dividend of $0.0575 per common share starting in September 2013 until September 2014. In September 2014, the Board of Trustees of the Pacholder High Yield Fund, Inc. authorized a reduction in the monthly dividend amount from $0.0575 per common share to $0.0530 per common share. The Board of Directors will continue to monitor the appropriateness of the dividend level going forward in light of market conditions and income earned by the Fund over time, and there can be no guarantee that the dividend level will continue or that a dividend will be paid at all. The amount of the monthly dividend, if any, may be more or less than the actual income earned by the Fund in a given month.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

CEO-Global Funds Management

J.P. Morgan Asset Management

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Availability of Portfolio Holdings and Other Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top ten holdings as of the last day of each month as well as certain other fund facts including estimated undistributed net income and statistical information will also be available on the Fund’s website.

Total Return *	Net Asset Value (NAV)**	Market Price
1 Year	2.80%	1.45%
5 Year	11.07%	9.90%
10 Year	9.14%	7.66%

Price per share at December 31, 2014	$8.18	$7.35

*	Total returns assume the reinvestment of all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.
**	The return shown is based on net asset value which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of December 31, 2014

Description	Par (000)		Value	Percent of Net Assets*

CONVERTIBLE BOND — 0.0%
CONSUMER DISCRETIONARY — 0.0%
HOTELS, RESTAURANTS & LEISURE — 0.0%
Real Mex Restaurants, Inc., 1.120%, (PIK) 03/21/18[9,17] (Cost $40,725)	$41		$—	0.0%

CORPORATE BONDS — 122.4%
CONSUMER DISCRETIONARY — 24.3%
AUTO COMPONENTS — 1.8%
Goodyear Tire & Rubber Co. (The), Co Guar, 7.000%, 05/15/22	815		880,200	0.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Co Guar, 5.875%, 02/01/22	528		530,310	0.5
JB Poindexter & Co., Inc., Private Placement, Sr Unsec’d Nt, 9.000%, 04/01/22[2]	182		196,560	0.2
MPG Holdco I, Inc., Private Placement, Co Guar, 7.375%, 10/15/22[2]	88		90,640	0.1
Pittsburgh Glass Works LLC, Private Placement, Sr Sec’d Nt, 8.000%, 11/15/18[2]	96		101,280	0.1
Tenneco, Inc., Co Guar, 5.375%, 12/15/24	53		54,325	0.1

			1,853,315	1.8
AUTOMOBILES — 1.7%
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d Nt,
8.000%, 06/15/19	400		420,500	0.4
8.250%, 06/15/21	600		664,500	0.6
General Motors Co., Sr Unsec’d Nt,
3.500%, 10/02/18	116		118,320	0.1
4.000%, 04/01/25	110		110,275	0.1
4.875%, 10/02/23	125		133,750	0.1
Jaguar Land Rover Automotive plc, Private Placement, Co Guar, (United Kingdom),
4.125%, 12/15/18[2]	200		201,000	0.2
5.625%, 02/01/23[2]	150		157,875	0.2
Motors Liquidation Co.,
5.250%, 03/06/32[9]	25 Units		3	0.0	[12]
6.250%, 07/15/33[9]	15 Units		1	0.0	[12]
7.250%, 04/15/41[9]	— Units	[11]	—	0.0
7.250%, 07/15/41[9]	— Units	[11]	—	0.0

AUTOMOBILES (continued)
7.250%, 02/15/52[9]	$7 Units		$1	0.0%[12]
7.375%, 10/01/51[9]	— Units	[11]	—	0.0
7.735%, 05/15/48[9]	10 Units		1	0.0	[12]
7.750%, 03/15/36[1,4,9]	55 Units		—	0.0
Motors Liquidation Co., Debentures,
6.750%, 05/01/28[1,4,9]	50		—	0.0
8.100%, 06/15/24[1,4,9]	1,725		2	0.0	[12]
8.375%, 07/15/33[1,4,9]	425		—	0.0

			1,806,228	1.7
DISTRIBUTORS — 0.4%
AmeriGas Finance LLC/AmeriGas Finance Corp., Co Guar, 6.750%, 05/20/20	126		129,780	0.1
Global Partners LP/GLP Finance Corp., Private Placement, Co Guar, 6.250%, 07/15/22[2]	56		54,320	0.1
VWR Funding, Inc., Co Guar, 7.250%, 09/15/17	220		229,900	0.2

			414,000	0.4
DIVERSIFIED CONSUMER SERVICES — 0.2%
Service Corp. International, Sr Unsec’d Nt,
4.500%, 11/15/20	150		147,375	0.2
5.375%, 01/15/22	29		29,725	0.0	[12]

			177,100	0.2
HOTELS, RESTAURANTS & LEISURE — 3.8%
1011778 B.C. ULC/New Red Finance, Inc., Private Placement, Sec’d Nt, (Canada), 6.000%, 04/01/22[2]	110		112,750	0.1
CCM Merger, Inc., Private Placement, Co Guar, 9.125%, 05/01/19[2]	52		54,600	0.1
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Co Guar, 5.250%, 03/15/21	100		100,500	0.1
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Private Placement, Co Guar, 5.375%, 06/01/24[2]	70		69,650	0.1
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Private Placement, Sr Sec’d Nt, 10.500%, 07/01/19[2]	54		50,220	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

HOTELS, RESTAURANTS & LEISURE (continued)
Graton Economic Development Authority, Private Placement, Sr Sec’d Nt, 9.625%, 09/01/19[2]	$100	$109,250	0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Co Guar, 5.625%, 10/15/21	90	94,050	0.1
Isle of Capri Casinos, Inc., Co Guar, 8.875%, 06/15/20	150	156,000	0.1
MGM Resorts International, Co Guar,
6.000%, 03/15/23	175	175,875	0.2
6.750%, 10/01/20	100	105,000	0.1
7.750%, 03/15/22	224	248,080	0.2
8.625%, 02/01/19	85	96,369	0.1
10.000%, 11/01/16	500	556,250	0.5
MTR Gaming Group, Inc., Sec’d Nt, 11.500%, 08/01/19	95	102,837	0.1
NCL Corp. Ltd., Private Placement, Sr Unsec’d Nt, (Bermuda), 5.250%, 11/15/19[2]	112	112,840	0.1
Pinnacle Entertainment, Inc., Co Guar,
6.375%, 08/01/21	75	77,250	0.1
7.500%, 04/15/21	180	187,648	0.2
Real Mex Restaurants, Inc., 11.000%, 03/21/16[9]	85	84,965	0.1
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Private Placement, Sr Sec’d Nt, 9.500%, 06/15/19[2]	77	81,620	0.1
Royal Caribbean Cruises Ltd., Sr Unsec’d Nt, (Liberia), 7.500%, 10/15/27	13	14,625	0.0	[12]
Sabre GLBL, Inc., Private Placement, Sr Sec’d Nt, 8.500%, 05/15/19[2]	36	38,520	0.0	[12]
Scientific Games International, Inc., Private Placement, Co Guar, 10.000%, 12/01/22[2]	255	233,644	0.2
Scientific Games International, Inc., Private Placement, Sr Sec’d Nt, 7.000%, 01/01/22[2]	75	75,938	0.1
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Private Placement, Co Guar, 5.875%, 05/15/21[2]	220	217,800	0.2

HOTELS, RESTAURANTS & LEISURE (continued)
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Unsec’d Nt, 9.750%, 09/01/21[2]	$160	$179,200	0.2%
Six Flags Entertainment Corp., Private Placement, Co Guar, 5.250%, 01/15/21[2]	35	35,000	0.0	[12]
Studio City Finance Ltd., Private Placement, Co Guar, (United Kingdom), 8.500%, 12/01/20[2]	250	261,250	0.2
Viking Cruises Ltd., Private Placement, Sr Unsec’d Nt, (Bermuda), 8.500%, 10/15/22[2]	134	145,055	0.1
Wynn Macau Ltd., Private Placement, Sr Unsec’d Nt, (Cayman Islands), 5.250%, 10/15/21[2]	285	268,825	0.3

		4,045,611	3.8
HOUSEHOLD DURABLES — 2.0%
Brookfield Residential Properties, Inc., Private Placement, Co Guar, (Canada), 6.500%, 12/15/20[2]	212	221,540	0.2
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., Private Placement, Co Guar, (Canada), 6.125%, 07/01/22[2]	109	113,360	0.1
K. Hovnanian Enterprises, Inc., Co Guar, 11.875%, 10/15/15	130	137,800	0.1
K. Hovnanian Enterprises, Inc., Private Placement, Co Guar, 7.000%, 01/15/19[2]	35	33,425	0.0	[12]
K. Hovnanian Enterprises, Inc., Private Placement, Sec’d Nt, 9.125%, 11/15/20[2]	47	50,055	0.0	[12]
K. Hovnanian Enterprises, Inc., Private Placement, Sr Sec’d Nt, 7.250%, 10/15/20[2]	285	294,975	0.3
Lennar Corp., Co Guar,
4.500%, 06/15/19	29	29,000	0.0	[12]
4.500%, 11/15/19	64	63,520	0.1
6.950%, 06/01/18	40	43,200	0.0	[12]
12.250%, 06/01/17	150	178,500	0.2
M/I Homes, Inc., Co Guar, 8.625%, 11/15/18	152	158,080	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

HOUSEHOLD DURABLES (continued)
Meritage Homes Corp., Co Guar,
7.000%, 04/01/22	$133	$140,980	0.2%
7.150%, 04/15/20	20	21,500	0.0	[12]
Standard Pacific Corp., Co Guar,
5.875%, 11/15/24	67	67,000	0.1
8.375%, 01/15/21	75	84,938	0.1
10.750%, 09/15/16	29	32,842	0.0	[12]
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Private Placement, Co Guar, 7.750%, 04/15/20[2]	134	142,040	0.1
Toll Brothers Finance Corp., Co Guar, 6.750%, 11/01/19	15	16,800	0.0	[12]
WCI Communities, Inc., Co Guar, 6.875%, 08/15/21	257	257,642	0.2
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., Private Placement, Co Guar, 6.750%, 12/15/21[2]	80	79,600	0.1

		2,166,797	2.0
INTERNET & CATALOG RETAIL — 0.5%
Netflix, Inc., Private Placement, Sr Unsec’d Nt, 5.750%, 03/01/24[2]	140	145,600	0.1
Netflix, Inc., Sr Unsec’d Nt, 5.375%, 02/01/21	143	148,720	0.1
SITEL LLC/Sitel Finance Corp., Co Guar, 11.500%, 04/01/18	221	173,485	0.2
SITEL LLC/Sitel Finance Corp., Private Placement, Sr Sec’d Nt, 11.000%, 08/01/17[2]	105	104,475	0.1

		572,280	0.5
MEDIA — 12.0%
Adelphia Communications Corp., Pfd, 6.000%, 02/15/06[1,4]	125	—	0.0
Adelphia Communications Corp., Sr Nt,
8.125%, 07/15/03[1,4]	750	5,625	0.0	[12]
9.375%, 11/15/09[1,4]	560	4,200	0.0	[12]
Altice S.A., Private Placement, Sr Sec’d Nt, (Luxembourg), 7.750%, 05/15/22[2]	282	282,529	0.3
AMC Entertainment, Inc., Co Guar, 5.875%, 02/15/22	191	193,865	0.2

MEDIA (continued)
Cablevision Systems Corp., Sr Unsec’d Nt, 8.000%, 04/15/20	$747	$844,110	0.8%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Private Placement, Co Guar,
5.250%, 02/15/22[2]	88	88,660	0.1
5.625%, 02/15/24[2]	185	185,925	0.2
5.875%, 03/15/25[2]	75	75,562	0.0	[12]
CCOH Safari LLC, Co Guar,
5.500%, 12/01/22	120	121,800	0.1
5.750%, 12/01/24	297	300,341	0.3
Cenveo Corp., Private Placement, Sec’d Nt, 8.500%, 09/15/22[2]	145	108,750	0.1
Cenveo Corp., Private Placement, Sr Sec’d Nt, 6.000%, 08/01/19[2]	185	167,425	0.2
Cequel Communications Holdings I LLC/Cequel Capital Corp., Private Placement, Sr Unsec’d Nt, 5.125%, 12/15/21[2]	131	127,070	0.1
Cinemark USA, Inc., Co Guar, 5.125%, 12/15/22	75	73,312	0.1
Clear Channel Worldwide Holdings, Inc., Co Guar,
6.500%, 11/15/22	171	173,993	0.1
6.500%, 11/15/22	399	410,970	0.4
7.625%, 03/15/20	734	772,535	0.8
7.625%, 03/15/20	25	25,937	0.0	[12]
CSC Holdings LLC, Sr Unsec’d Nt, 6.750%, 11/15/21	81	89,505	0.1
DISH DBS Corp., Co Guar,
5.875%, 07/15/22	140	143,500	0.2
6.750%, 06/01/21	807	867,525	0.8
7.875%, 09/01/19	25	28,375	0.0	[12]
DISH DBS Corp., Private Placement, Co Guar, 5.875%, 11/15/24[2]	838	842,190	0.8
DreamWorks Animation SKG, Inc., Private Placement, Co Guar, 6.875%, 08/15/20[2]	95	97,375	0.1
Gannett Co., Inc., Co Guar,
5.125%, 07/15/20	62	63,240	0.0	[12]
6.375%, 10/15/23	280	296,800	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Gannett Co., Inc., Private Placement, Co Guar,
4.875%, 09/15/21[2]	$65	$64,512	0.0%[12]
5.500%, 09/15/24[2]	65	65,163	0.1
Gray Television, Inc., Co Guar, 7.500%, 10/01/20	275	283,250	0.3
iHeartCommunications, Inc., Sr Sec’d Nt,
9.000%, 12/15/19	338	332,930	0.3
9.000%, 03/01/21	38	37,240	0.0	[12]
Liberty Interactive LLC, Sr Unsec’d Nt, 8.250%, 02/01/30	160	172,800	0.2
LIN Television Corp., Private Placement, Sr Unsec’d Nt, 5.875%, 11/15/22[2]	85	84,150	0.1
Live Nation Entertainment, Inc., Private Placement, Co Guar, 5.375%, 06/15/22[2]	60	60,000	0.1
Nexstar Broadcasting, Inc., Co Guar, 6.875%, 11/15/20	100	103,750	0.1
Nielsen Finance LLC/Nielsen Finance Co., Private Placement, Co Guar, 5.000%, 04/15/22[2]	183	183,915	0.2
Numericable-SFR, Private Placement, Sr Sec’d Nt, (France),
6.000%, 05/15/22[2]	600	603,300	0.5
6.250%, 05/15/24[2]	200	201,500	0.2
Quebecor Media, Inc., Sr Unsec’d Nt, (Canada), 5.750%, 01/15/23	130	132,925	0.1
Radio One, Inc., Private Placement, Co Guar, 9.250%, 02/15/20[2]	115	100,050	0.1
RCN Telecom Services LLC/RCN Capital Corp., Private Placement, Sr Unsec’d Nt, 8.500%, 08/15/20[2]	129	132,870	0.1
Regal Entertainment Group, Sr Unsec’d Nt,
5.750%, 03/15/22	150	143,250	0.1
5.750%, 06/15/23	100	93,500	0.1
Sinclair Television Group, Inc., Co Guar,
5.375%, 04/01/21	178	176,665	0.2
6.125%, 10/01/22	200	203,500	0.2
6.375%, 11/01/21	35	36,050	0.0	[12]
Sinclair Television Group, Inc., Private Placement, Co Guar, 5.625%, 08/01/24[2]	105	101,588	0.1

MEDIA (continued)
Sirius XM Radio, Inc., Private Placement, Co Guar,
4.250%, 05/15/20[2]	$35	$34,475	0.0%[12]
4.625%, 05/15/23[2]	60	56,100	0.1
5.750%, 08/01/21[2]	312	319,020	0.3
6.000%, 07/15/24[2]	419	429,475	0.4
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Private Placement, Sr Sec’d Nt, 5.000%, 01/15/25[2]	200	200,500	0.2
Univision Communications, Inc., Private Placement, Co Guar, 8.500%, 05/15/21[2]	315	335,475	0.3
Univision Communications, Inc., Private Placement, Sr Sec’d Nt,
5.125%, 05/15/23[2]	125	126,250	0.1
6.750%, 09/15/22[2]	617	660,190	0.7
7.875%, 11/01/20[2]	120	127,800	0.1
Videotron Ltd., Co Guar, (Canada), 5.000%, 07/15/22	53	53,928	0.0	[12]
Videotron Ltd., Private Placement, Co Guar, (Canada), 5.375%, 06/15/24[2]	114	116,280	0.1
VTR Finance B.V., Private Placement, Sr Sec’d Nt, (Netherlands), 6.875%, 01/15/24[2]	200	204,736	0.2
WMG Acquisition Corp., Private Placement, Co Guar, 6.750%, 04/15/22[2]	217	197,470	0.2
WMG Acquisition Corp., Private Placement, Sr Sec’d Nt, 5.625%, 04/15/22[2]	150	145,500	0.1

		12,711,226	12.0
MULTILINE RETAIL — 0.2%
J.C. Penney Corp., Inc., Co Guar, 8.125%, 10/01/19	40	35,200	0.0	[12]
Neiman Marcus Group Ltd. LLC, Private Placement, Co Guar, 8.000%, 10/15/21[2]	211	223,133	0.2

		258,333	0.2
SPECIALTY RETAIL — 1.7%
Chinos Intermediate Holdings A, Inc., Private Placement, Sr Unsec’d Nt, 7.750%, (cash) 05/01/19[2,17]	76	67,260	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

SPECIALTY RETAIL (continued)
Claire’s Stores, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 03/15/19[2]	$659	$649,115	0.6%
Claire’s Stores, Inc., Sec’d Nt, 8.875%, 03/15/19	509	412,290	0.4
Guitar Center, Inc., Private Placement, Sr Sec’d Nt, 6.500%, 04/15/19[2]	119	102,340	0.1
Neebo, Inc., Private Placement, Sr Sec’d Nt, 15.000%, 06/30/16[2]	190	198,551	0.2
PC Nextco Holdings LLC/PC Nextco Finance, Inc., Sr Unsec’d Nt, 8.750%, 08/15/19	133	133,665	0.1
Penske Automotive Group, Inc., Co Guar, 5.750%, 10/01/22	86	89,225	0.1
Radio Systems Corp., Private Placement, Sec’d Nt, 8.375%, 11/01/19[2]	102	109,395	0.1
Serta Simmons Holdings LLC, Private Placement, Sr Unsec’d Nt, 8.125%, 10/01/20[2]	45	47,587	0.0	[12]

		1,809,428	1.7
Total Consumer Discretionary		25,814,318	24.3

CONSUMER STAPLES — 5.0%
BEVERAGES — 0.5%
Constellation Brands, Inc., Co Guar,
3.750%, 05/01/21	75	74,250	0.1
4.250%, 05/01/23	25	24,812	0.0	[12]
4.750%, 11/15/24	63	63,788	0.0	[12]
Cott Beverages, Inc., Private Placement, Co Guar, 6.750%, 01/01/20[2]	104	104,000	0.1
DS Services of America, Inc., Private Placement, Sec’d Nt, 10.000%, 09/01/21[2]	234	270,270	0.3

		537,120	0.5
FOOD & STAPLES RETAILING — 1.4%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., Private Placement, Sr Sec’d Nt, 7.750%, 10/15/22[2]	484	496,100	0.5
Ingles Markets, Inc., Sr Unsec’d Nt, 5.750%, 06/15/23	160	160,658	0.2
New Albertsons, Inc., Sr Unsec’d Nt, 8.000%, 05/01/31	155	140,275	0.1

FOOD & STAPLES RETAILING (continued)
Rite Aid Corp., Co Guar,
6.750%, 06/15/21	$160	$165,200	0.2%
9.250%, 03/15/20	150	163,687	0.1
SUPERVALU, Inc., Sr Unsec’d Nt, 7.750%, 11/15/22	150	147,000	0.1
Tops Holding Corp./Tops Markets LLC, Sr Sec’d Nt, 8.875%, 12/15/17	240	244,800	0.2

		1,517,720	1.4
FOOD PRODUCTS — 2.8%
Bumble Bee Holdings, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 12/15/17[2]	265	277,985	0.3
Darling Ingredients, Inc., Co Guar, 5.375%, 01/15/22	220	216,700	0.2
HJ Heinz Co., Sec’d Nt, 4.250%, 10/15/20	300	303,000	0.3
JBS USA LLC / JBS USA Finance, Inc., Private Placement, Sr Unsec’d Nt, 5.875%, 07/15/24[2]	221	216,582	0.2
JBS USA LLC/JBS USA Finance, Inc., Private Placement, Co Guar,
7.250%, 06/01/21[2]	258	265,624	0.2
7.250%, 06/01/21[2]	177	182,310	0.2
8.250%, 02/01/20[2]	78	81,463	0.1
Post Holdings, Inc., Private Placement, Co Guar, 6.750%, 12/01/21[2]	200	194,000	0.2
Shearer’s Foods LLC/Chip Finance Corp., Private Placement, Sr Sec’d Nt, 9.000%, 11/01/19[2]	125	136,250	0.1
Smithfield Foods Inc., Private Placement, Sr Unsec’d Nt,
5.250%, 08/01/18[2]	201	204,518	0.2
5.875%, 08/01/21[2]	436	444,720	0.4
Smithfield Foods, Inc., Sr Unsec’d Nt,
6.625%, 08/15/22	150	156,750	0.2
7.750%, 07/01/17	130	143,325	0.1
Wells Enterprises, Inc., Private Placement, Sr Sec’d Nt, 6.750%, 02/01/20[2]	100	102,500	0.1
WhiteWave Foods Co. (The), Co Guar, 5.375%, 10/01/22	47	48,410	0.0	[12]

		2,974,137	2.8

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

HOUSEHOLD PRODUCTS — 0.1%
Spectrum Brands, Inc., Co Guar, 6.625%, 11/15/22	$42	$44,415	0.1%
Spectrum Brands, Inc., Private Placement, Co Guar, 6.125%, 12/15/24[2]	43	43,645	0.0	[12]

		88,060	0.1
PERSONAL PRODUCTS — 0.2%
Prestige Brands, Inc., Private Placement, Sr Unsec’d Nt, 5.375%, 12/15/21[2]	100	98,250	0.1
Revlon Consumer Products Corp., Co Guar, 5.750%, 02/15/21	119	119,000	0.1

		217,250	0.2
Total Consumer Staples		5,334,287	5.0

ENERGY — 16.5%
ENERGY EQUIPMENT & SERVICES — 2.3%
Basic Energy Services, Inc., Co Guar,
7.750%, 02/15/19	140	107,800	0.1
7.750%, 10/15/22	64	48,000	0.1
Compressco Partners LP/Compressco Finance, Inc., Private Placement, Co Guar, 7.250%, 08/15/22[2]	176	151,360	0.1
Exterran Partners LP/EXLP Finance Corp., Private Placement, Co Guar, 6.000%, 10/01/22[2]	120	102,000	0.1
Hiland Partners LP/Hiland Partners Finance Corp., Private Placement, Co Guar, 7.250%, 10/01/20[2]	92	87,400	0.1
Key Energy Services, Inc., Co Guar, 6.750%, 03/01/21	188	116,560	0.1
Ocean Rig UDW, Inc., Private Placement, Sr Unsec’d Nt, 7.250%, 04/01/19[2]	200	140,000	0.1
Parker Drilling Co., Co Guar,
6.750%, 07/15/22	120	90,000	0.1
7.500%, 08/01/20	120	96,000	0.1
Petroleum Geo-Services ASA, Private Placement, Co Guar, (Norway), 7.375%, 12/15/18[2]	400	334,000	0.3
PHI, Inc., Co Guar, 5.250%, 03/15/19	81	68,850	0.1
Pioneer Energy Services Corp., Co Guar, 6.125%, 03/15/22	50	38,000	0.0	[12]

ENERGY EQUIPMENT & SERVICES (continued)
Precision Drilling Corp., Private Placement, Co Guar, (Canada), 5.250%, 11/15/24[2]	$170	$139,400	0.1%
Sea Trucks Group Ltd., Private Placement, Sr Sec’d Nt, (United Kingdom), Reg. S, 9.000%, 03/26/18[2]	400	284,000	0.3
Seventy Seven Energy, Inc., Sr Unsec’d Nt, 6.500%, 07/15/22	87	50,895	0.1
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Co Guar,
5.500%, 08/15/22	55	52,250	0.0	[12]
7.500%, 07/01/21	65	68,250	0.1
Trinidad Drilling Ltd., Private Placement, Co Guar, (Canada), 7.875%, 01/15/19[2]	130	120,900	0.1
Unit Corp., Co Guar, 6.625%, 05/15/21	313	280,135	0.3

		2,375,800	2.3
OIL, GAS & CONSUMABLE FUELS — 14.2%
Access Midstream Partners LP/ACMP Finance Corp., Co Guar, 4.875%, 05/15/23	83	84,245	0.1
Antero Resources Corp., Private Placement, Co Guar, 5.125%, 12/01/22[2]	89	83,882	0.1
Antero Resources Finance Corp., Co Guar,
5.375%, 11/01/21	70	67,725	0.1
6.000%, 12/01/20	115	114,712	0.1
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Co Guar, 5.875%, 08/01/23	162	160,380	0.2
Baytex Energy Corp., Private Placement, Co Guar, (Canada),
5.125%, 06/01/21[2]	44	37,400	0.1
5.625%, 06/01/24[2]	44	37,400	0.0	[12]
Blue Racer Midstream LLC/Blue Racer Finance Corp., Private Placement, Co Guar, 6.125%, 11/15/22[2]	151	145,715	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
California Resources Corp., Private Placement, Co Guar,
5.000%, 01/15/20[2]	$168	$145,740	0.1%
5.500%, 09/15/21[2]	208	177,840	0.2
6.000%, 11/15/24[2]	239	201,955	0.2
Chesapeake Energy Corp., Co Guar,
4.875%, 04/15/22	545	530,013	0.5
5.375%, 06/15/21	140	139,912	0.1
5.750%, 03/15/23	140	144,200	0.2
6.125%, 02/15/21	188	197,400	0.2
Chesapeake Midstream Partners LP/CHKM Finance Corp., Co Guar, 6.125%, 07/15/22	156	165,750	0.2
Cimarex Energy Co., Co Guar,
4.375%, 06/01/24	80	76,400	0.1
5.875%, 05/01/22	72	74,880	0.0	[12]
CITGO Petroleum Corp., Private Placement, Sr Sec’d Nt, 6.250%, 08/15/22[2]	144	146,160	0.1
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Co Guar, 6.375%, 03/15/24	55	51,150	0.0	[12]
Comstock Resources, Inc., Co Guar,
7.750%, 04/01/19	225	159,750	0.2
9.500%, 06/15/20	224	152,320	0.1
Concho Resources, Inc., Co Guar,
5.500%, 04/01/23	40	40,188	0.0	[12]
6.500%, 01/15/22	205	214,225	0.2
CONSOL Energy, Inc., Co Guar, 8.250%, 04/01/20	55	57,063	0.1
CONSOL Energy, Inc., Private Placement, Co Guar, 5.875%, 04/15/22[2]	130	120,900	0.1
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Co Guar,
6.000%, 12/15/20	48	45,960	0.1
6.125%, 03/01/22	151	144,205	0.1
Diamondback Energy, Inc., Co Guar, 7.625%, 10/01/21	157	153,271	0.1
El Paso Pipeline Partners Operating Co. LLC, Co Guar, 6.500%, 04/01/20	85	96,116	0.1

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Energy Transfer Equity LP, Sr Sec’d Nt,
5.875%, 01/15/24	$250	$253,750	0.3%
7.500%, 10/15/20	19	21,090	0.0	[12]
Energy XXI Gulf Coast, Inc., Co Guar, 7.750%, 06/15/19	320	190,400	0.2
EnLink Midstream Partners LP/EnLink Midstream Finance Corp., Co Guar, 7.125%, 06/01/22	124	141,226	0.1
EP Energy LLC/Everest Acquisition Finance, Inc., Co Guar,
7.750%, 09/01/22	142	132,770	0.1
9.375%, 05/01/20	378	381,780	0.4
EP Energy LLC/Everest Acquisition Finance, Inc., Sec’d Nt, 6.875%, 05/01/19	97	98,455	0.1
EXCO Resources, Inc., Co Guar,
7.500%, 09/15/18	35	26,753	0.0	[12]
8.500%, 04/15/22	90	65,925	0.1
Genesis Energy LP, Co Guar, 5.625%, 06/15/24	125	112,500	0.1
Genesis Energy LP/Genesis Energy Finance Corp., Co Guar,
5.750%, 02/15/21	175	162,750	0.1
7.875%, 12/15/18	200	202,000	0.2
Halcon Resources Corp., Co Guar,
8.875%, 05/15/21	75	56,437	0.1
9.250%, 02/15/22	195	143,813	0.1
9.750%, 07/15/20	74	55,500	0.0	[12]
Hilcorp Energy I LP/Hilcorp Finance Co., Private Placement, Sr Unsec’d Nt,
5.000%, 12/01/24[2]	377	331,760	0.3
7.625%, 04/15/21[2]	75	75,375	0.1
Holly Energy Partners LP/Holly Energy Finance Corp., Co Guar, 6.500%, 03/01/20	125	123,750	0.1
Jones Energy Holdings LLC/Jones Energy Finance Corp., Private Placement, Co Guar, 6.750%, 04/01/22[2]	160	121,600	0.1
Jupiter Resources, Inc., Private Placement, Sr Unsec’d Nt, (Canada), 8.500%, 10/01/22[2]	250	188,125	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Kodiak Oil & Gas Corp., Co Guar, (Canada),
5.500%, 01/15/21	$90	$90,225	0.1%
5.500%, 02/01/22	93	93,233	0.1
Linn Energy LLC/Linn Energy Finance Corp., Co Guar, 6.500%, 09/15/21	145	117,450	0.1
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Co Guar,
4.875%, 12/01/24	130	127,075	0.1
6.250%, 06/15/22	137	141,795	0.2
Martin Midstream Partners LP/Martin Midstream Finance Corp., Co Guar, 7.250%, 02/15/21	231	217,140	0.2
MEG Energy Corp., Private Placement, Co Guar, (Canada),
6.500%, 03/15/21[2]	85	77,563	0.1
7.000%, 03/31/24[2]	105	95,025	0.1
Memorial Resource Development Corp., Private Placement, Co Guar, 5.875%, 07/01/22[2]	214	193,670	0.2
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., Private Placement, Sr Sec’d Nt, 8.125%, 11/15/21[2]	99	96,525	0.1
Newfield Exploration Co., Sr Unsec’d Nt,
5.625%, 07/01/24	105	103,884	0.1
5.750%, 01/30/22	300	297,000	0.3
NGL Energy Partners LP/NGL Energy Finance Corp., Private Placement, Co Guar,
5.125%, 07/15/19[2]	53	50,880	0.0	[12]
6.875%, 10/15/21[2]	105	103,425	0.1
Oasis Petroleum, Inc., Co Guar, 6.875%, 03/15/22	180	163,800	0.2
Peabody Energy Corp., Co Guar,
6.000%, 11/15/18	115	104,363	0.1
6.250%, 11/15/21	228	194,940	0.2
PVR Partners LP/Penn Virginia Resource Finance Corp., Co Guar, 6.500%, 05/15/21	33	33,330	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
QEP Resources, Inc., Sr Unsec’d Nt,
5.250%, 05/01/23	$239	$223,465	0.2%
5.375%, 10/01/22	343	324,135	0.3
6.875%, 03/01/21	140	143,500	0.1
Regency Energy Partners LP/Regency Energy Finance Corp., Co Guar,
5.000%, 10/01/22	84	79,380	0.1
5.875%, 03/01/22	152	151,620	0.1
6.500%, 07/15/21	320	326,400	0.3
Rosetta Resources, Inc., Co Guar,
5.625%, 05/01/21	59	53,991	0.0	[12]
5.875%, 06/01/22	529	476,100	0.5
5.875%, 06/01/24	7	6,230	0.0	[12]
RSP Permian, Inc., Private Placement, Co Guar, 6.625%, 10/01/22[2]	62	57,660	0.1
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., Co Guar, 9.750%, 02/15/17	260	135,200	0.1
SandRidge Energy, Inc., Co Guar, 7.500%, 03/15/21	180	115,200	0.1
SemGroup Corp., Co Guar, 7.500%, 06/15/21	109	109,000	0.1
Seventy Seven Operating LLC, Co Guar, 6.625%, 11/15/19	200	152,000	0.1
SM Energy Co., Sr Unsec’d Nt,
5.000%, 01/15/24	220	190,300	0.2
6.500%, 11/15/21	429	416,130	0.4
6.500%, 01/01/23	115	110,400	0.1
6.625%, 02/15/19	150	147,000	0.1
Stone Energy Corp., Co Guar, 7.500%, 11/15/22	243	208,980	0.2
Swift Energy Co., Co Guar,
7.125%, 06/01/17	510	300,900	0.3
7.875%, 03/01/22	139	71,933	0.1
8.875%, 01/15/20	60	34,200	0.0	[12]
Talos Production LLC/Talos Production Finance, Inc., Private Placement, Co Guar, 9.750%, 02/15/18[2]	168	152,880	0.1
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Co Guar,
6.375%, 08/01/22	52	52,650	0.0	[12]
6.875%, 02/01/21	200	204,500	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Teine Energy Ltd., Private Placement, Sr Unsec’d Nt, (Canada), 6.875%, 09/30/22[2]	$114	$87,780	0.1%
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Private Placement, Co Guar,
5.500%, 10/15/19[2]	97	96,272	0.1
6.250%, 10/15/22[2]	93	92,768	0.1
Ultra Petroleum Corp., Private Placement, Sr Unsec’d Nt, (Canada),
5.750%, 12/15/18[2]	80	73,800	0.1
6.125%, 10/01/24[2]	171	147,060	0.1
Vanguard Natural Resources LLC/VNR Finance Corp., Co Guar, 7.875%, 04/01/20	168	144,942	0.1
W&T Offshore, Inc., Co Guar, 8.500%, 06/15/19	243	159,165	0.1
Western Refining, Inc., Co Guar, 6.250%, 04/01/21	65	63,375	0.1
WPX Energy, Inc., Sr Unsec’d Nt,
5.250%, 01/15/17	111	112,110	0.1
5.250%, 09/15/24	210	195,300	0.2
6.000%, 01/15/22	580	558,250	0.5

		15,128,515	14.2
Total Energy		17,504,315	16.5

FINANCIALS — 8.0%
BANKS — 3.1%
Barclays Bank plc, Sub Nt, (United Kingdom), 7.625%, 11/21/22	200	218,685	0.2
CIT Group, Inc., Private Placement, Sr Unsec’d Nt, 6.625%, 04/01/18[2]	130	141,050	0.1
CIT Group, Inc., Sr Unsec’d Nt,
3.875%, 02/19/19	145	144,638	0.1
4.250%, 08/15/17	303	309,060	0.3
5.000%, 08/15/22	327	335,993	0.3
5.250%, 03/15/18	85	88,612	0.1
5.375%, 05/15/20	505	533,734	0.5
Royal Bank of Scotland Group plc, Sub Nt, (United Kingdom),
6.000%, 12/19/23	246	266,270	0.3
6.100%, 06/10/23	400	433,838	0.4
6.125%, 12/15/22	503	547,468	0.5

BANKS (continued)
Royal Bank of Scotland plc (The), Sub Nt, (United Kingdom), Reg. S, VAR, 9.500%, 03/16/22	$275	$312,515	0.3%

		3,331,863	3.1
CAPITAL MARKETS — 0.3%
E*TRADE Financial Corp., Sr Unsec’d Nt,
5.375%, 11/15/22	78	79,755	0.1
6.375%, 11/15/19	90	95,400	0.1
Oppenheimer Holdings, Inc., Sr Sec’d Nt, 8.750%, 04/15/18	105	110,250	0.1

		285,405	0.3
CONSUMER FINANCE — 1.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Private Placement, Co Guar, (Ireland), 4.500%, 05/15/21[2]	200	202,500	0.2
Ally Financial, Inc., Co Guar,
4.750%, 09/10/18	9	9,315	0.0	[12]
6.250%, 12/01/17	225	243,000	0.2
7.500%, 09/15/20	112	131,320	0.1
8.000%, 03/15/20	778	918,040	0.9
8.000%, 11/01/31	227	289,425	0.3
General Motors Financial Co., Inc., Co Guar,
3.250%, 05/15/18	22	22,027	0.0	[12]
4.250%, 05/15/23	38	38,756	0.0	[12]

		1,854,383	1.7
DIVERSIFIED FINANCIAL SERVICES — 1.4%
ACE Cash Express, Inc., Private Placement, Sr Sec’d Nt, 11.000%, 02/01/19[2]	214	150,870	0.1
CNG Holdings, Inc., Private Placement, Sr Sec’d Nt, 9.375%, 05/15/20[2]	294	194,040	0.2
Denali Borrower LLC/Denali Finance Corp., Private Placement, Sr Sec’d Nt, 5.625%, 10/15/20[2]	523	544,181	0.5
Igloo Holdings Corp., Private Placement, Sr Unsec’d Nt, 8.250%, (PIK), 12/15/17[2,17]	99	99,248	0.1
MSCI, Inc., Private Placement, Co Guar, 5.250%, 11/15/24[2]	59	61,065	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED FINANCIAL SERVICES (continued)
Nationstar Mortgage LLC/Nationstar Capital Corp., Co Guar,
6.500%, 07/01/21	$28	$25,480	0.0%[12]
7.875%, 10/01/20	111	106,560	0.1
9.625%, 05/01/19	54	57,105	0.1
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Private Placement, Sr Unsec’d Nt, 5.625%, 03/15/20[2]	75	78,375	0.1
Nielsen Co. Luxembourg SARL (The), Private Placement, Co Guar, (Luxembourg), 5.500%, 10/01/21[2]	50	51,000	0.0	[12]
Speedy Cash Intermediate Holdings Corp., Private Placement, Sec’d Nt, 10.750%, 05/15/18[2]	65	63,700	0.1

		1,431,624	1.4
INSURANCE — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Private Placement, Sr Unsec’d Nt, 7.875%, 12/15/20[2]	65	66,300	0.0	[12]
Fidelity & Guaray Life Holdings, Inc., Private Placement, Sr Unsec’d Nt, 6.375%, 04/01/21[2]	93	97,650	0.1
National Financial Partners Corp., Private Placement, Sr Unsec’d Nt, 9.000%, 07/15/21[2]	81	84,848	0.1
USI, Inc., Private Placement, Sr Unsec’d Nt, 7.750%, 01/15/21[2]	343	334,425	0.3

		583,223	0.5
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.8%
CNL Lifestyle Properties, Inc., Co Guar, 7.250%, 04/15/19	171	173,565	0.2
Crown Castle International Corp., Sr Unsec’d Nt,
4.875%, 04/15/22	107	108,070	0.1
5.250%, 01/15/23	211	215,220	0.2
DuPont Fabros Technology LP, Co Guar, 5.875%, 09/15/21	133	135,494	0.1
Iron Mountain, Inc., Co Guar,
5.750%, 08/15/24	50	50,312	0.0	[12]
7.750%, 10/01/19	100	107,000	0.1
RHP Hotel Properties LP/RHP Finance Corp., Co Guar, 5.000%, 04/15/21	59	58,705	0.1

		848,366	0.8

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Kennedy-Wilson, Inc., Co Guar, 5.875%, 04/01/24	$18	$18,045	0.0%[12]
Mattamy Group Corp., Private Placement, Sr Unsec’d Nt, (Canada), 6.500%, 11/15/20[2]	192	192,960	0.2

		211,005	0.2
Total Financials		8,545,869	8.0

HEALTH CARE — 11.6%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.6%
Alere, Inc., Co Guar, 6.500%, 06/15/20	120	120,600	0.1
Biomet, Inc., Co Guar,
6.500%, 08/01/20	325	347,750	0.3
6.500%, 10/01/20	225	237,375	0.2
ConvaTec Healthcare E S.A., Private Placement, Co Guar, (Luxembourg), 10.500%, 12/15/18[2]	506	533,830	0.5
Halyard Health, Inc., Private Placement, Sr Unsec’d Nt, 6.250%, 10/15/22[2]	55	55,825	0.1
Hologic, Inc., Co Guar, 6.250%, 08/01/20	70	72,800	0.1
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Private Placement, Co Guar, (Luxembourg), 5.750%, 08/01/22[2]	222	228,105	0.2
Teleflex, Inc., Private Placement, Co Guar, 5.250%, 06/15/24[2]	105	105,000	0.1

		1,701,285	1.6
HEALTH CARE PROVIDERS & SERVICES — 7.8%
Acadia Healthcare Co., Inc., Co Guar,
5.125%, 07/01/22	105	103,425	0.1
6.125%, 03/15/21	108	110,160	0.1
Amsurg Corp., Co Guar, 5.625%, 11/30/20	65	66,462	0.1
Amsurg Corp., Private Placement, Co Guar, 5.625%, 07/15/22[2]	125	128,125	0.1
Catamaran Corp., Co Guar, (Canada), 4.750%, 03/15/21	50	50,000	0.0	[12]
Centene Corp., Sr Unsec’d Nt, 4.750%, 05/15/22	45	45,112	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE PROVIDERS & SERVICES (continued)
CHS/Community Health Systems, Inc., Co Guar,
6.875%, 02/01/22	$365	$386,672	0.3%
7.125%, 07/15/20	203	216,449	0.2
8.000%, 11/15/19	280	298,900	0.3
CHS/Community Health Systems, Inc., Sr Sec’d Nt,
5.125%, 08/15/18	45	46,575	0.1
5.125%, 08/01/21	110	114,125	0.1
DaVita HealthCare Partners, Inc., Co Guar,
5.125%, 07/15/24	170	173,400	0.2
6.625%, 11/01/20	140	147,000	0.1
Envision Healthcare Corp., Private Placement, Co Guar, 5.125%, 07/01/22[2]	140	138,950	0.1
Fresenius Medical Care U.S. Finance II, Inc., Private Placement, Co Guar,
5.625%, 07/31/19[2]	67	71,522	0.1
5.750%, 02/15/21[2]	90	95,963	0.1
5.875%, 01/31/22[2]	105	113,925	0.1
Fresenius Medical Care US Finance II, Inc., Private Placement, Co Guar,
4.125%, 10/15/20[2]	95	95,475	0.1
4.750%, 10/15/24[2]	55	55,550	0.0	[12]
HCA Holdings, Inc., Sr Unsec’d Nt, 6.250%, 02/15/21	350	372,750	0.4
HCA, Inc., Co Guar,
5.875%, 05/01/23	180	189,675	0.2
7.500%, 02/15/22	270	308,475	0.3
8.000%, 10/01/18	180	206,100	0.2
HCA, Inc., Sr Sec’d Nt,
4.250%, 10/15/19	150	152,250	0.1
5.250%, 04/15/25	170	177,650	0.2
6.500%, 02/15/20	275	308,137	0.3
HCA, Inc., Sr Sec’d Nt,
3.750%, 03/15/19	122	122,152	0.1
4.750%, 05/01/23	115	117,013	0.1
5.000%, 03/15/24	184	189,060	0.2
5.875%, 03/15/22	200	219,000	0.2
HealthSouth Corp., Co Guar, 5.750%, 11/01/24	40	41,600	0.0	[12]
IASIS Healthcare LLC/IASIS Capital Corp., Co Guar, 8.375%, 05/15/19	312	327,600	0.3

HEALTH CARE PROVIDERS & SERVICES (continued)
inVentiv Health, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 01/15/18[2]	$53	$54,060	0.1%
LifePoint Hospitals, Inc., Co Guar, 5.500%, 12/01/21	144	147,240	0.1
MPH Acquisition Holdings LLC, Private Placement, Co Guar, 6.625%, 04/01/22[2]	430	439,675	0.4
National Mentor Holdings, Inc., Private Placement, Co Guar, 12.500%, 02/15/18[2]	143	148,434	0.1
Omnicare, Inc., Co Guar,
4.750%, 12/01/22	95	96,188	0.1
5.000%, 12/01/24	65	66,625	0.1
Tenet Healthcare Corp., Private Placement, Sr Unsec’d Nt,
5.000%, 03/01/19[2]	108	108,135	0.1
5.500%, 03/01/19[2]	500	511,250	0.5
Tenet Healthcare Corp., Sr Sec’d Nt,
4.500%, 04/01/21	75	75,187	0.0	[12]
4.750%, 06/01/20	75	76,125	0.1
6.000%, 10/01/20	173	185,773	0.2
6.250%, 11/01/18	105	113,925	0.1
Tenet Healthcare Corp., Sr Unsec’d Nt,
6.750%, 02/01/20	30	31,575	0.0	[12]
8.000%, 08/01/20	288	303,840	0.3
8.125%, 04/01/22	339	378,833	0.4
United Surgical Partners International, Inc., Co Guar, 9.000%, 04/01/20	320	343,600	0.3
Universal Health Services, Inc., Private Placement, Sr Sec’d Nt,
3.750%, 08/01/19[2]	32	32,000	0.0	[12]
4.750%, 08/01/22[2]	47	47,000	0.1

		8,348,717	7.8
HEALTH CARE TECHNOLOGY — 0.2%
IMS Health, Inc., Private Placement, Sr Unsec’d Nt, 6.000%, 11/01/20[2]	180	185,400	0.2

PHARMACEUTICALS — 2.0%
Capsugel S.A., Private Placement, Sr Unsec’d Nt, (Luxembourg), 7.000%, (cash), 05/15/19[2,17]	90	90,900	0.1
Celtic Pharma Phinco B.V., (Bermuda), 17.000%, (PIK) 06/15/12[1,4,9,16,17]	2,805	281	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

PHARMACEUTICALS (continued)
Endo Finance LLC & Endo Finco, Inc., Private Placement, Co Guar,
7.000%, 07/15/19[2]	$75	$78,281	0.0%[12]
7.000%, 12/15/20[2]	75	78,750	0.1
7.250%, 01/15/22[2]	83	88,810	0.1
Endo Finance LLC, Private Placement, Co Guar, 5.750%, 01/15/22[2]	190	190,000	0.2
Grifols Worldwide Operations Ltd., Private Placement, Sr Unsec’d Nt, (Ireland), 5.250%, 04/01/22[2]	200	204,540	0.2
Par Pharmaceutical Cos., Inc., Co Guar, 7.375%, 10/15/20	60	62,700	0.1
Salix Pharmaceuticals Ltd., Private Placement, Co Guar, 6.000%, 01/15/21[2]	110	112,200	0.1
Valeant Pharmaceuticals International, Inc., Private Placement, Co Guar, (Canada),
5.625%, 12/01/21[2]	65	65,487	0.1
6.375%, 10/15/20[2]	295	308,275	0.3
6.750%, 08/15/18[2]	354	376,575	0.3
7.000%, 10/01/20[2]	280	295,400	0.3
7.500%, 07/15/21[2]	152	164,160	0.1

		2,116,359	2.0
Total Health Care		12,351,761	11.6

INDUSTRIALS — 14.3%
AEROSPACE & DEFENSE — 0.8%
Alliant Techsystems, Inc., Private Placement, Co Guar, 5.250%, 10/01/21[2]	93	93,697	0.1
Bombardier, Inc., Private Placement, Sr Unsec’d Nt, (Canada),
4.750%, 04/15/19[2]	97	97,364	0.1
6.125%, 01/15/23[2]	55	56,100	0.0	[12]
7.500%, 03/15/18[2]	100	109,000	0.1
GenCorp, Inc., Sec’d Nt, 7.125%, 03/15/21	65	68,075	0.1
Kratos Defense & Security Solutions, Inc., Sr Sec’d Nt, 7.000%, 05/15/19	60	51,000	0.0	[12]
Spirit AeroSystems, Inc., Co Guar, 5.250%, 03/15/22	56	56,980	0.1

AEROSPACE & DEFENSE (continued)
TransDigm, Inc., Co Guar,
6.000%, 07/15/22	$228	$227,430	0.2%
6.500%, 07/15/24	87	87,435	0.1

		847,081	0.8
AIR FREIGHT & LOGISTICS — 0.1%
CEVA Group plc, Private Placement, Sr Sec’d Nt, (United Kingdom), 4.000%, 05/01/18[2]	75	65,250	0.0	[12]
XPO Logistics, Inc., Private Placement, Sr Unsec’d Nt, 7.875%, 09/01/19[2]	65	67,925	0.1

		133,175	0.1
AIRLINES — 1.4%
Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	572	640,089	0.6
Continental Airlines 2012-1 Class B Pass-Through Trust, 6.250%, 04/11/20	636	667,777	0.6
UAL 2007-1 Pass-Through Trust, Private Placement, 7.336%, 07/02/19[2]	69	74,855	0.1
US Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	153	156,002	0.1

		1,538,723	1.4
BUILDING PRODUCTS — 0.6%
Building Materials Corp. of America, Private Placement, Sr Unsec’d Nt, 5.375%, 11/15/24[2]	171	170,572	0.2
Griffon Corp., Co Guar, 5.250%, 03/01/22	58	54,303	0.0	[12]
Masco Corp., Sr Unsec’d Nt,
5.950%, 03/15/22	43	47,730	0.1
7.125%, 03/15/20	10	11,550	0.0	[12]
Masonite International Corp., Private Placement, Co Guar, (Canada), 8.250%, 04/15/21[2]	340	362,950	0.3
USG Corp., Private Placement, Co Guar, 7.875%, 03/30/20[2]	5	5,350	0.0	[12]

		652,455	0.6
COMMERCIAL SERVICES & SUPPLIES — 4.0%
ACCO Brands Corp., Co Guar, 6.750%, 04/30/20	60	62,790	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

COMMERCIAL SERVICES & SUPPLIES (continued)
ADT Corp. (The), Sr Unsec’d Nt,
3.500%, 07/15/22	$54	$46,035	0.1%
4.125%, 04/15/19	65	64,350	0.0	[12]
4.125%, 06/15/23	436	394,580	0.4
6.250%, 10/15/21	305	313,387	0.3
Aramark Services, Inc., Co Guar, 5.750%, 03/15/20	165	170,362	0.2
Casella Waste Systems, Inc., Co Guar, 7.750%, 02/15/19	375	380,625	0.3
Covanta Holding Corp., Sr Unsec’d Nt, 5.875%, 03/01/24	80	81,400	0.1
Deluxe Corp., Co Guar, 7.000%, 03/15/19	93	97,069	0.1
Garda World Security Corp., Private Placement, Co Guar, (Canada),
7.250%, 11/15/21[2]	100	99,000	0.1
7.250%, 11/15/21[2]	225	222,750	0.2
Harland Clarke Holdings Corp., Private Placement, Sr Sec’d Nt,
6.875%, 03/01/20[2]	105	102,375	0.1
9.750%, 08/01/18[2]	145	153,338	0.1
Harland Clarke Holdings Corp., Private Placement, Sr Unsec’d Nt, 9.250%, 03/01/21[2]	90	85,613	0.1
ILFC E-Capital Trust I, Private Placement, VAR, 4.370%, 12/21/65[2]	450	418,500	0.4
ILFC E-Capital Trust II, Private Placement, VAR, 6.250%, 12/21/65[2]	520	501,800	0.5
Jaguar Holding Co. I, Private Placement, Sr Unsec’d Nt, 9.375%, (cash), 10/15/17[2,17]	50	51,100	0.0	[12]
Jurassic Holdings III, Inc., Private Placement, Sec’d Nt, 6.875%, 02/15/21[2]	300	279,000	0.3
Mustang Merger Corp., Private Placement, Sr Unsec’d Nt, 8.500%, 08/15/21[2]	83	78,850	0.1
Quad/Graphics, Inc., Private Placement, Co Guar, 7.000%, 05/01/22[2]	125	118,125	0.1

COMMERCIAL SERVICES & SUPPLIES (continued)
Quebecor World Capital Escrow Corp., (Canada),
6.125%, 01/15/15[1,4,9]	$1,415	$3,537	0.0%[12]
6.500%, 08/01/27[1,4,9]	810	2,025	0.0	[12]
9.750%, 01/15/15[1,4,9]	585	1,463	0.0	[12]
R.R. Donnelley & Sons Co., Sr Unsec’d Nt,
6.000%, 04/01/24	160	157,600	0.1
6.500%, 11/15/23	100	102,500	0.1
7.000%, 02/15/22	75	80,437	0.1
West Corp., Private Placement, Co Guar, 5.375%, 07/15/22[2]	257	246,078	0.2

		4,314,689	4.0
CONSTRUCTION & ENGINEERING — 1.0%
AECOM Technology Corp., Private Placement, Co Guar,
5.750%, 10/15/22[2]	200	204,500	0.2
5.875%, 10/15/24[2]	135	138,037	0.1
Dycom Investments, Inc., Co Guar, 7.125%, 01/15/21	120	126,000	0.1
MasTec, Inc., Co Guar, 4.875%, 03/15/23	145	136,300	0.2
Tutor Perini Corp., Co Guar, 7.625%, 11/01/18	400	414,000	0.4

		1,018,837	1.0
ELECTRICAL EQUIPMENT — 0.6%
Artesyn Embedded Technologies, Inc., Private Placement, Sr Sec’d Nt, 9.750%, 10/15/20[2]	34	32,215	0.0	[12]
International Wire Group Holdings, Inc., Private Placement, Sec’d Nt, 8.500%, 10/15/17[2]	410	429,475	0.4
Sensata Technologies B.V., Private Placement, Co Guar, (Netherlands),
4.875%, 10/15/23[2]	117	116,415	0.1
5.625%, 11/01/24[2]	56	58,100	0.1

		636,205	0.6
INDUSTRIAL CONGLOMERATES — 0.1%
J.M. Huber Corp., Private Placement, Sr Unsec’d Nt, 9.875%, 11/01/19[2]	75	82,500	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

MACHINERY — 1.2%
Amsted Industries, Inc., Private Placement, Co Guar,
5.000%, 03/15/22[2]	$60	$58,950	0.1%
5.375%, 09/15/24[2]	50	48,625	0.0	[12]
BlueLine Rental Finance Corp., Private Placement, Sec’d Nt, 7.000%, 02/01/19[2]	175	179,375	0.2
Bluewater Holding B.V., Private Placement, Co Guar, (Netherlands), Reg. S, 10.000%, 12/10/19[2]	400	352,000	0.3
CNH Industrial Capital LLC, Co Guar, 3.625%, 04/15/18	107	105,395	0.1
Columbus McKinnon Corp., Co Guar, 7.875%, 02/01/19	180	187,200	0.2
Milacron LLC/Mcron Finance Corp., Private Placement, Co Guar, 7.750%, 02/15/21[2]	304	310,080	0.3

		1,241,625	1.2
MARINE — 1.0%
Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., Co Guar, 8.125%, 02/15/19	30	26,400	0.0	[12]
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Private Placement, Sr Sec’d Nt, 7.375%, 01/15/22[2]	200	183,000	0.2
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., Private Placement, Co Guar, 7.250%, 05/01/22[2]	293	290,070	0.3
Ridgebury Crude Tankers LLC, Private Placement, Sr Sec’d Nt, 7.625%, 03/20/17[2]	100	100,500	0.1
Shelf Drilling Holdings Ltd., Private Placement, Sec’d Nt, (Cayman Islands), 8.625%, 11/01/18[2]	125	102,500	0.1
Ultrapetrol Bahamas Ltd., Sr Sec’d Nt, (Bahamas), 8.875%, 06/15/21	347	366,085	0.3

		1,068,555	1.0
PROFESSIONAL SERVICES — 0.1%
IHS, Inc., Private Placement, Co Guar, 5.000%, 11/01/22[2]	70	69,300	0.1

ROAD & RAIL — 0.9%
Ashtead Capital, Inc., Private Placement, Sec’d Nt, 6.500%, 07/15/22[2]	$200	$212,500	0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Co Guar, 9.750%, 03/15/20	235	256,150	0.2
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Private Placement, Co Guar, 5.125%, 06/01/22[2]	150	151,500	0.1
Hertz Corp. (The), Co Guar, 7.375%, 01/15/21	356	373,800	0.4

		993,950	0.9
TRADING COMPANIES & DISTRIBUTORS — 2.5%
Aircastle Ltd., Sr Unsec’d Nt, (Bermuda),
6.250%, 12/01/19	30	31,650	0.0	[12]
7.625%, 04/15/20	200	221,500	0.2
H&E Equipment Services, Inc., Co Guar, 7.000%, 09/01/22	84	86,415	0.1
HD Supply, Inc., Co Guar, 7.500%, 07/15/20	190	199,025	0.2
HD Supply, Inc., Private Placement, Sr Sec’d Nt, 5.250%, 12/15/21[2]	155	157,712	0.2
International Lease Finance Corp., Sr Unsec’d Nt,
4.625%, 04/15/21	21	21,368	0.0	[12]
8.250%, 12/15/20	888	1,070,040	1.0
United Rentals North America, Inc., Co Guar,
5.750%, 11/15/24	25	25,750	0.0	[12]
6.125%, 06/15/23	447	469,350	0.4
7.625%, 04/15/22	150	164,925	0.2
United Rentals North America, Inc., Sr Unsec’d Nt, 8.250%, 02/01/21	160	174,400	0.2

		2,622,135	2.5
Total Industrials		15,219,230	14.3

INFORMATION TECHNOLOGY — 7.8%
COMMUNICATIONS EQUIPMENT — 2.2%
Alcatel-Lucent USA, Inc., Private Placement, Co Guar,
4.625%, 07/01/17[2]	200	202,000	0.2
6.750%, 11/15/20[2]	400	422,200	0.4

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

COMMUNICATIONS EQUIPMENT (continued)
Alcatel-Lucent USA, Inc., Sr Unsec’d Nt, 6.450%, 03/15/29	$173	$165,215	0.2%
Avaya, Inc., Private Placement, Sec’d Nt, 10.500%, 03/01/21[2]	242	206,910	0.2
Avaya, Inc., Private Placement, Sr Sec’d Nt, 7.000%, 04/01/19[2]	475	463,125	0.4
CommScope, Inc., Private Placement, Co Guar,
5.000%, 06/15/21[2]	23	22,655	0.0	[12]
5.500%, 06/15/24[2]	142	139,870	0.1
CyrusOne LP/CyrusOne Finance Corp., Co Guar, 6.375%, 11/15/22[7]	58	61,915	0.1
Goodman Networks, Inc., Sr Sec’d Nt, 12.125%, 07/01/18	418	431,585	0.4
Nokia OYJ, Sr Unsec’d Nt, (Finland),
5.375%, 05/15/19	101	108,070	0.1
6.625%, 05/15/39	100	110,500	0.1

		2,334,045	2.2
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
Belden, Inc., Private Placement, Co Guar, 5.250%, 07/15/24[2]	53	50,880	0.0	[12]
Brightstar Corp., Private Placement, Co Guar, 9.500%, 12/01/16[2]	215	225,481	0.2
CDW LLC/CDW Finance Corp., Co Guar,
5.500%, 12/01/24	75	75,094	0.1
6.000%, 08/15/22	101	104,283	0.1
8.500%, 04/01/19	91	95,891	0.1
Sanmina Corp., Private Placement, Sr Sec’d Nt, 4.375%, 06/01/19[2]	80	79,400	0.1
Viasystems, Inc., Private Placement, Sr Sec’d Nt, 7.875%, 05/01/19[2]	104	109,720	0.1
Zebra Technologies Corp., Private Placement, Sr Unsec’d Nt, 7.250%, 10/15/22[2]	131	137,550	0.1

		878,299	0.8
INTERNET SOFTWARE & SERVICES — 0.4%
Equinix, Inc., Sr Unsec’d Nt,
4.875%, 04/01/20	128	127,360	0.1
5.375%, 01/01/22	68	68,639	0.1
5.750%, 01/01/25	48	48,420	0.0	[12]
IAC/InterActiveCorp, Co Guar, 4.875%, 11/30/18	35	35,613	0.1

INTERNET SOFTWARE & SERVICES (continued)
VeriSign, Inc., Sr Unsec’d Nt, 4.625%, 05/01/23	$111	$108,780	0.1%

		388,812	0.4
IT SERVICES — 2.5%
Alliance Data Systems Corp., Private Placement, Co Guar, 5.375%, 08/01/22[2]	160	158,000	0.1
Cardtronics, Inc., Private Placement, Co Guar, 5.125%, 08/01/22[2]	185	180,375	0.2
First Data Corp., Co Guar,
10.625%, 06/15/21	74	83,805	0.1
11.250%, 01/15/21	106	120,310	0.1
11.750%, 08/15/21	313	359,167	0.3
12.625%, 01/15/21	274	325,375	0.3
First Data Corp., Private Placement, Sec’d Nt,
8.250%, 01/15/21[2]	530	567,100	0.5
8.750%, (cash), 01/15/22[2,17]	220	236,811	0.2
First Data Corp., Private Placement, Sr Sec’d Nt, 6.750%, 11/01/20[2]	260	277,550	0.3
iGATE Corp., Co Guar, 4.750%, 04/15/19	91	91,000	0.1
SunGard Data Systems, Inc., Co Guar,
6.625%, 11/01/19	100	101,000	0.1
7.625%, 11/15/20	164	173,840	0.2

		2,674,333	2.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.8%
Advanced Micro Devices, Inc., Sr Unsec’d Nt,
6.750%, 03/01/19	175	164,500	0.2
7.500%, 08/15/22	79	71,100	0.1
7.750%, 08/01/20	54	49,680	0.0	[12]
Amkor Technology, Inc., Sr Unsec’d Nt, 6.375%, 10/01/22	125	120,625	0.1
Entegris, Inc., Private Placement, Co Guar, 6.000%, 04/01/22[2]	55	55,687	0.0	[12]
Freescale Semiconductor, Inc., Co Guar, 8.050%, 02/01/20	22	23,210	0.0	[12]
Freescale Semiconductor, Inc., Private Placement, Sr Sec’d Nt,
5.000%, 05/15/21[2]	115	115,000	0.1
6.000%, 01/15/22[2]	58	60,610	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Micron Technology, Inc., Private Placement, Sr Unsec’d Nt,
5.500%, 02/01/25[2]	$128	$129,280	0.1%
5.875%, 02/15/22[2]	50	52,500	0.1

		842,192	0.8
SOFTWARE — 0.9%
Activision Blizzard, Inc., Private Placement, Co Guar,
5.625%, 09/15/21[2]	95	99,750	0.1
6.125%, 09/15/23[2]	160	172,400	0.2
Audatex North America, Inc., Private Placement, Co Guar,
6.000%, 06/15/21[2]	153	157,590	0.1
6.125%, 11/01/23[2]	69	71,242	0.1
Infor Software Parent LLC/Infor Software Parent, Inc., Private Placement, Co Guar, 7.125%, (cash), 05/01/21[2,17]	108	105,840	0.1
Infor U.S., Inc., Co Guar, 9.375%, 04/01/19	170	181,900	0.2
Nuance Communications, Inc., Private Placement, Co Guar, 5.375%, 08/15/20[2]	118	118,295	0.1

		907,017	0.9
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.2%
NCR Corp., Co Guar,
5.000%, 07/15/22	35	34,125	0.0	[12]
5.875%, 12/15/21	15	15,413	0.0	[12]
6.375%, 12/15/23	40	41,600	0.1
Seagate HDD Cayman, Co Guar, (Cayman Islands), 6.875%, 05/01/20	155	162,750	0.1

		253,888	0.2
Total Information Technology		8,278,586	7.8

MATERIALS — 16.1%
CHEMICALS — 3.4%
Ashland, Inc., Co Guar, 4.750%, 08/15/22	193	193,000	0.2
Ashland, Inc., Sr Unsec’d Nt,
3.000%, 03/15/16	144	144,720	0.1
3.875%, 04/15/18	177	178,770	0.2

CHEMICALS (continued)
Axiall Corp., Co Guar, 4.875%, 05/15/23	$280	$264,250	0.2%
Basell Finance Co., B.V., Private Placement, Co Guar, (Netherlands), 8.100%, 03/15/27[2]	215	288,114	0.3
Eagle Spinco, Inc., Co Guar, 4.625%, 02/15/21	25	23,687	0.0	[12]
Hexion US Finance Corp., Sr Sec’d Nt, 6.625%, 04/15/20	160	156,800	0.1
Huntsman International LLC, Private Placement, Co Guar, 5.125%, 11/15/22[2]	67	65,995	0.1
INEOS Group Holdings S.A., Private Placement, Co Guar, (Luxembourg), 6.125%, 08/15/18[2]	200	191,500	0.2
LyondellBasell Industries N.V., Sr Unsec’d Nt, (Netherlands), 6.000%, 11/15/21	335	385,571	0.4
Momentive Performance Materials, Inc., Sr Sec’d Nt,
3.880%, 10/24/21	150	127,125	0.1
8.875%, 10/15/20[1,4,9]	150	—	0.0
NOVA Chemicals Corp., Private Placement, Sr Unsec’d Nt, (Canada), 5.250%, 08/01/23[2]	50	50,500	0.0	[12]
NOVA Chemicals Corp., Private Placement, Sr Unsec’d Nt, (Canada), 5.000%, 05/01/25[2]	81	80,393	0.1
Nufarm Australia Ltd., Private Placement, Co Guar, (Australia), 6.375%, 10/15/19[2]	166	167,245	0.2
Olin Corp., Sr Unsec’d Nt, 5.500%, 08/15/22	175	177,188	0.2
PolyOne Corp., Sr Unsec’d Nt,
5.250%, 03/15/23	242	241,838	0.2
7.375%, 09/15/20	247	262,746	0.3
Rain CII Carbon LLC and CII Carbon Corp., Private Placement, Sec’d Nt,
8.000%, 12/01/18[2]	140	141,400	0.1
8.250%, 01/15/21[2]	200	204,500	0.2
Rayonier AM Products, Inc., Private Placement, Co Guar, 5.500%, 06/01/24[2]	68	55,845	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

CHEMICALS (continued)
Tronox Finance LLC, Co Guar, 6.375%, 08/15/20	$110	$110,275	0.1%
WR Grace & Co.-Conn, Private Placement, Co Guar,
5.125%, 10/01/21[2]	102	104,550	0.1
5.625%, 10/01/24[2]	33	34,402	0.0	[12]

		3,650,414	3.4
CONSTRUCTION MATERIALS — 1.9%
Cemex Espana S.A., Private Placement, Sr Sec’d Nt, (Spain), 9.875%, 04/30/19[2]	510	561,000	0.5
Cemex Finance LLC, 9.660%, 02/14/17[9]	163	163,440	0.1
Cemex Finance LLC, Private Placement, Sr Sec’d Nt, 6.000%, 04/01/24[2]	200	191,000	0.2
Cemex S.A.B. de C.V., Private Placement, Sr Sec’d Nt, (Mexico),
5.700%, 01/11/25[2]	250	238,750	0.2
7.250%, 01/15/21[2]	200	211,000	0.2
Headwaters, Inc., Co Guar, 7.250%, 01/15/19	99	102,960	0.1
Lafarge S.A., Sr Unsec’d Nt, (France), 7.125%, 07/15/36	150	174,000	0.2
U.S. Concrete, Inc., Sr Sec’d Nt, 8.500%, 12/01/18	100	104,500	0.1
Vulcan Materials Co., Sr Unsec’d Nt, 7.500%, 06/15/21	270	314,550	0.3

		2,061,200	1.9
CONTAINERS & PACKAGING — 3.5%
Ardagh Packaging Finance plc, Private Placement, Co Guar, (Ireland), 9.125%, 10/15/20[2]	200	213,000	0.2
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., Private Placement, Co Guar, (Ireland), 9.125%, 10/15/20[2]	200	212,000	0.2
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., Private Placement, Sr Unsec’d Nt, (Ireland), 7.000%, 11/15/20[2]	35	35,647	0.0	[12]
Ball Corp., Co Guar, 4.000%, 11/15/23	85	82,025	0.1
Berry Plastics Corp., Sec’d Nt,
5.500%, 05/15/22	115	116,725	0.1
9.750%, 01/15/21	300	333,750	0.3

CONTAINERS & PACKAGING (continued)
Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, Private Placement, Co Guar, (Luxembourg),
5.625%, 12/15/16[2]	$140	$137,200	0.1%
6.000%, 06/15/17[2]	65	63,375	0.1
Cascades, Inc., Private Placement, Sr Unsec’d Nt, (Canada), 5.500%, 07/15/22[2]	135	134,325	0.1
Constar International, Inc., 11.000%, 12/31/17[1,4,9]	269	44,631	0.0	[12]
Owens-Brockway Glass Container, Inc., Private Placement, Co Guar, 5.375%, 01/15/25[2]	59	59,590	0.1
Owens-Brockway Glass Container, Inc., Private Placement, Sr Unsec’d Nt, 5.000%, 01/15/22[2]	85	86,700	0.1
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Co Guar,
8.250%, 02/15/21	100	102,500	0.1
8.500%, 05/15/18	400	408,000	0.4
9.875%, 08/15/19	425	450,500	0.4
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr Sec’d Nt,
5.750%, 10/15/20	460	471,500	0.4
7.875%, 08/15/19	250	263,438	0.3
Sealed Air Corp., Private Placement, Co Guar,
4.875%, 12/01/22[2]	85	84,363	0.1
5.125%, 12/01/24[2]	85	85,850	0.1
6.500%, 12/01/20[2]	120	131,400	0.1
8.375%, 09/15/21[2]	205	229,087	0.2

		3,745,606	3.5
METALS & MINING — 6.5%
AK Steel Corp., Sr Sec’d Nt, 8.750%, 12/01/18	155	162,750	0.2
Alcoa, Inc., Sr Unsec’d Nt,
5.125%, 10/01/24	135	143,069	0.1
5.400%, 04/15/21	100	108,303	0.1
5.720%, 02/23/19	110	120,617	0.1
5.900%, 02/01/27	92	100,201	0.1
6.150%, 08/15/20	50	56,218	0.1
6.750%, 01/15/28	68	76,472	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

METALS & MINING (continued)
Aleris International, Inc., Co Guar,
7.625%, 02/15/18	$75	$75,375	0.1%
7.875%, 11/01/20	54	53,730	0.0	[12]
APERAM S.A., Private Placement, Sr Unsec’d Nt, (Luxembourg), 7.750%, 04/01/18[2]	450	459,000	0.4
ArcelorMittal, Sr Unsec’d Nt, (Luxembourg),
6.750%, 02/25/22	510	544,425	0.5
7.500%, 10/15/39	530	548,550	0.5
10.350%, 06/01/19	565	682,237	0.7
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, Private Placement, Co Guar, (Australia), 7.125%, 05/01/18[2]	51	52,785	0.0	[12]
Coeur Mining, Inc., Co Guar, 7.875%, 02/01/21	215	169,313	0.2
Commercial Metals Co., Sr Unsec’d Nt,
4.875%, 05/15/23	20	19,100	0.0	[12]
6.500%, 07/15/17	150	159,750	0.1
7.350%, 08/15/18	75	81,000	0.1
First Quantum Minerals Ltd., Private Placement, Co Guar, (Canada),
6.750%, 02/15/20[2]	184	166,520	0.2
7.000%, 02/15/21[2]	54	48,600	0.0	[12]
7.250%, 05/15/22[2]	226	203,400	0.2
FMG Resources August 2006 Pty Ltd., Private Placement, Co Guar, (Australia),
6.000%, 04/01/17[2]	54	51,638	0.0	[12]
6.875%, 02/01/18[2]	242	219,817	0.2
6.875%, 04/01/22[2]	205	170,662	0.2
Hecla Mining Co., Co Guar, 6.875%, 05/01/21	245	215,600	0.2
HudBay Minerals, Inc., Co Guar, (Canada), 9.500%, 10/01/20	64	62,080	0.1
Kaiser Aluminum Corp., Co Guar, 8.250%, 06/01/20	261	283,185	0.3
KGHM International Ltd., Private Placement, Co Guar, (Canada), 7.750%, 06/15/19[2]	54	55,620	0.0	[12]

METALS & MINING (continued)
Lundin Mining Corp., Private Placement, Sr Sec’d Nt, (Canada),
7.500%, 11/01/20[2]	$107	$105,930	0.1%
7.875%, 11/01/22[2]	120	120,000	0.1
New Gold, Inc., Private Placement, Co Guar, (Canada), 7.000%, 04/15/20[2]	56	56,084	0.1
New Gold, Inc., Private Placement, Sr Unsec’d Nt, (Canada), 6.250%, 11/15/22[2]	203	198,940	0.2
Novelis, Inc., Co Guar, (Canada), 8.750%, 12/15/20	429	454,740	0.4
Prince Mineral Holding Corp., Private Placement, Sr Sec’d Nt, 12.500%, 12/15/19[2]	100	102,000	0.1
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Sr Sec’d Nt, 9.000%, 10/15/17	110	113,025	0.1
Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., Private Placement, Sr Unsec’d Nt, 6.375%, 05/01/22[2]	115	112,125	0.1
Steel Dynamics, Inc., Co Guar,
5.250%, 04/15/23	112	113,680	0.1
6.125%, 08/15/19	108	113,400	0.1
6.375%, 08/15/22	108	114,480	0.1
Steel Dynamics, Inc., Private Placement, Co Guar,
5.125%, 10/01/21[2]	35	35,656	0.1
5.500%, 10/01/24[2]	30	30,750	0.0	[12]
Taseko Mines Ltd., Co Guar, (Canada), 7.750%, 04/15/19	110	99,000	0.1

		6,859,827	6.5
PAPER & FOREST PRODUCTS — 0.8%
Clearwater Paper Corp., Private Placement, Co Guar, 5.375%, 02/01/25[2]	110	108,350	0.1
Hardwoods Acquisition, Inc., Private Placement, Sec’d Nt, 7.500%, 08/01/21[2]	205	201,925	0.2
Louisiana-Pacific Corp., Co Guar, 7.500%, 06/01/20	83	87,358	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

PAPER & FOREST PRODUCTS (continued)
Mercer International, Inc., Private Placement, Co Guar,
7.000%, 12/01/19[2]	$38	$38,380	0.0%[12]
7.750%, 12/01/22[2]	68	68,850	0.1
Norbord, Inc., Private Placement, Sr Sec’d Nt, (Canada), 5.375%, 12/01/20[2]	135	130,950	0.1
Resolute Forest Products, Inc., Co Guar, 5.875%, 05/15/23	28	26,600	0.0	[12]
Unifrax I LLC/Unifrax Holding Co., Private Placement, Co Guar, 7.500%, 02/15/19[2]	160	157,600	0.2

		820,013	0.8
Total Materials		17,137,060	16.1

TELECOMMUNICATION SERVICES — 15.6%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.3%
Altice Financing S.A., Private Placement, Sr Sec’d Nt, (Luxembourg), 6.500%, 01/15/22[2]	200	192,568	0.2
Altice Finco S.A., Private Placement, Sr Sec’d, (Luxembourg), 8.125%, 01/15/24[2]	200	195,000	0.2
CCO Holdings LLC/CCO Holdings Capital Corp., Co Guar,
5.250%, 09/30/22	170	169,575	0.2
6.500%, 04/30/21	607	637,350	0.6
8.125%, 04/30/20	420	442,050	0.4
Cincinnati Bell, Inc., Co Guar,
8.375%, 10/15/20	150	157,500	0.1
8.750%, 03/15/18	65	66,787	0.1
Embarq Corp., Sr Unsec’d Nt, 7.995%, 06/01/36	1,478	1,651,665	1.5
Frontier Communications Corp., Sr Unsec’d Nt,
6.250%, 09/15/21	25	25,125	0.0	[12]
6.875%, 01/15/25	527	527,000	0.5
8.500%, 04/15/20	40	44,600	0.1
8.750%, 04/15/22	175	195,562	0.2
9.250%, 07/01/21	117	135,135	0.1

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Intelsat Jackson Holdings S.A., Co Guar, (Luxembourg),
5.500%, 08/01/23	$100	$99,390	0.1%
6.625%, 12/15/22	240	246,600	0.2
7.250%, 04/01/19	100	104,375	0.1
7.250%, 10/15/20	375	396,094	0.4
Intelsat Luxembourg S.A., Co Guar, (Luxembourg),
7.750%, 06/01/21	622	623,555	0.6
8.125%, 06/01/23	468	477,360	0.4
Level 3 Communications, Inc., Private Placement, Sr Unsec’d Nt, 5.750%, 12/01/22[2]	347	349,169	0.3
Level 3 Escrow II, Inc., Private Placement, Co Guar, 5.375%, 08/15/22[2]	311	312,555	0.3
Level 3 Financing, Inc., Co Guar,
6.125%, 01/15/21	100	103,500	0.1
7.000%, 06/01/20	57	60,064	0.0	[12]
8.125%, 07/01/19	663	704,438	0.7
8.625%, 07/15/20	234	252,427	0.2
Qwest Capital Funding, Inc., Co Guar, 7.750%, 02/15/31	360	365,400	0.3
Qwest Corp., Sr Unsec’d Nt, 7.250%, 09/15/25	50	59,549	0.1
Sprint Capital Corp., Co Guar, 8.750%, 03/15/32	296	286,380	0.3
UPCB Finance V Ltd., Private Placement, Sr Sec’d Nt, (Cayman Islands), 7.250%, 11/15/21[2]	150	164,062	0.1
Virgin Media Secured Finance plc, Private Placement, Sr Sec’d, (United Kingdom), 5.375%, 04/15/21[2]	200	206,500	0.2
Wind Acquisition Finance S.A., Private Placement, Sec’d Nt, (Luxembourg), 7.375%, 04/23/21[2]	222	209,524	0.2
Wind Acquisition Finance S.A., Private Placement, Sr Sec’d Nt, (Luxembourg), 4.750%, 07/15/20[2]	200	187,000	0.2
Windstream Corp., Co Guar, 7.500%, 06/01/22	71	70,822	0.1
Zayo Group LLC/Zayo Capital, Inc., Co Guar, 10.125%, 07/01/20	166	187,049	0.2

		9,905,730	9.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

WIRELESS TELECOMMUNICATION SERVICES — 6.3%
NII Capital Corp., Co Guar, 7.625%, 04/01/21[1,4]	$677	$125,245	0.1%
NII International Telecom S.C.A., Private Placement, Co Guar, (Luxembourg),
7.875%, 08/15/19[1,2,4]	308	220,220	0.2
11.375%, 08/15/19[1,2,4]	174	125,280	0.1
SBA Communications Corp., Private Placement, Sr Unsec’d Nt, 4.875%, 07/15/22[2]	175	168,438	0.2
SoftBank Corp., Private Placement, Co Guar, (Japan), 4.500%, 04/15/20[2]	400	394,000	0.4
Sprint Communications, Inc., Private Placement, Co Guar,
7.000%, 03/01/20[2]	93	100,440	0.1
9.000%, 11/15/18[2]	575	654,005	0.6
Sprint Communications, Inc., Sr Unsec’d Nt,
7.000%, 08/15/20	500	500,000	0.5
11.500%, 11/15/21	72	86,580	0.1
Sprint Corp., Co Guar, 7.125%, 06/15/24	1,079	1,003,470	1.0
7.250%, 09/15/21	82	81,282	0.1
7.875%, 09/15/23	353	348,482	0.3
Syniverse Holdings, Inc., Co Guar, 9.125%, 01/15/19	300	313,500	0.3
T-Mobile USA, Inc., Co Guar,
5.250%, 09/01/18	95	98,562	0.1
6.000%, 03/01/23	102	102,255	0.1
6.125%, 01/15/22	167	169,505	0.2
6.250%, 04/01/21	224	229,264	0.2
6.375%, 03/01/25	102	103,632	0.1
6.464%, 04/28/19	65	67,600	0.1
6.500%, 01/15/24	43	44,075	0.0	[12]
6.625%, 11/15/20	480	488,400	0.4
6.625%, 04/01/23	274	280,576	0.3
6.633%, 04/28/21	246	252,457	0.2
6.731%, 04/28/22	221	227,630	0.2
6.836%, 04/28/23	201	207,533	0.2
Ymobile Corp., Private Placement, Co Guar, (Japan), 8.250%, 04/01/18[2]	250	261,875	0.2

		6,654,306	6.3
Total Telecommunication Services		16,560,036	15.6

UTILITIES — 3.2%
ELECTRIC UTILITIES — 0.6%
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Private Placement, Sr Sec’d Nt,
6.750%, 11/01/19[2]	$210	$213,675	0.2%
7.375%, 11/01/22[2]	210	213,675	0.2
7.625%, 11/01/24[2]	70	71,400	0.0	[12]
RJS Power Holdings LLC, Private Placement, Co Guar, 5.125%, 07/15/19[2]	100	98,750	0.1
Texas Competitive Electric, Co Guar, VAR, 4.658%, 10/01/20	125	88,437	0.1

		685,937	0.6
GAS UTILITIES — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr Unsec’d Nt, 6.500%, 05/20/21	70	71,750	0.1
Rose Rock Midstream LP/Rose Rock Finance Corp., Co Guar, 5.625%, 07/15/22	78	72,930	0.1
Sabine Pass Liquefaction LLC, Sr Sec’d Nt, 5.750%, 05/15/24	125	122,656	0.1
Sabine Pass Liquefaction LLC, Sr Sec’d Nt,
5.625%, 02/01/21	100	98,250	0.1
5.625%, 04/15/23	447	436,942	0.4
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr Unsec’d Nt,
5.500%, 06/01/24	75	72,375	0.1
7.375%, 08/01/21	45	47,138	0.0	[12]

		922,041	0.9
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 1.7%
AES Corp., Sr Unsec’d Nt, 5.500%, 03/15/24	269	272,981	0.3
Calpine Corp., Private Placement, Sr Sec’d Nt, 5.875%, 01/15/24[2]	74	78,810	0.1
Calpine Corp., Sr Unsec’d Nt,
5.375%, 01/15/23	129	130,290	0.1
5.750%, 01/15/25	131	132,637	0.1
Dynegy Holdings LLC,
7.125%, 05/15/18[1,4,9]	500	650	0.0	[12]
7.750%, 06/01/19[1,4,9]	750	—	0.0

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (continued)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Series B, 7.670%, 11/08/16[1,4,9]	$1,000	$—	0.0%
Dynegy, Inc., Co Guar, 5.875%, 06/01/23	164	155,800	0.1
GenOn Energy, Inc., Sr Unsec’d Nt, 9.875%, 10/15/20	290	285,650	0.3
InterGen N.V., Private Placement, Sr Sec’d Nt, (Netherlands), 7.000%, 06/30/23[2]	270	256,500	0.2
NRG Energy, Inc., Co Guar,
6.250%, 07/15/22	75	76,688	0.1
6.625%, 03/15/23	214	222,560	0.2
NRG Energy, Inc., Private Placement, Co Guar, 6.250%, 05/01/24[2]	175	178,063	0.2

		1,790,629	1.7
Total Utilities		3,398,607	3.2

Total Corporate Bonds
(Cost $133,879,085)		130,144,069	122.4

LOAN ASSIGNMENTS — 9.7%
CONSUMER DISCRETIONARY — 3.5%
AUTOMOBILES — 0.2%
Chrysler Group LLC/CG Co-Issuer, Inc., Tranche B Term Loan, VAR, 3.250%, 12/31/18	224	221,357	0.2

HOTELS, RESTAURANTS & LEISURE — 0.5%
American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.500%, 07/03/19	123	121,740	0.1
Scientific Games International, Inc., Term Loan, VAR, 6.000%, 10/18/20	69	68,209	0.1
Shingle Springs Tribal Gaming Authority, Term Loan B, VAR, 6.250%, 08/29/19	120	120,312	0.1
Station Casinos LLC, 1st Lien Term Loan B, VAR, 4.250%, 03/02/20	238	232,597	0.2

		542,858	0.5

LEISURE PRODUCTS — 0.3%
Delta 2 Sarl, 2nd Lien Term Loan, (Luxembourg), VAR, 7.750%, 07/29/22	$213	$206,610	0.2%
FGI Operating Co. LLC, 1st Lien Term Loan B, VAR, 5.500%, 04/19/19	125	121,217	0.1

		327,827	0.3
MEDIA — 2.1%
Entercom Radio LLC, New Term Loan B-2, VAR, 4.000%, 11/23/18	70	69,387	0.1
iHeartCommunications, Inc., Term Loan, VAR, 6.919%, 01/30/19^	702	660,486	0.6
iHeartCommunications, Inc., Term Loan E, VAR, 7.669%, 07/30/19	454	432,164	0.4
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Term B Loan, VAR, 5.750%, 03/22/19	79	78,615	0.1
NEP Broadcasting LLC, 2nd Lien Term Loan B, VAR, 9.500%, 07/22/20	38	37,478	0.0	[12]
R.H. Donnelley, Inc., Exit Term Loan, VAR, 9.750%, 12/31/16	166	118,417	0.2
Radio One, Inc., 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	246	243,852	0.2
Tribune Co., Term Loan, VAR, 4.000%, 12/27/20	138	135,984	0.1
TWCC Holding Corp., 1st Lien Term Loan, VAR, 3.500%, 02/13/17	30	29,207	0.0	[12]
Univision Communications, Inc., 1st Lien Term Loan C-4, VAR, 4.000%, 03/01/20	159	154,781	0.1
Univision Communications, Inc., Term Loan, VAR, 4.000%, 03/01/20	79	76,706	0.1
Visant Corp., 1st Lien Term Loan B, VAR, 7.000%, 09/23/21	65	62,892	0.1
WMG Acquisition Corp., Tranche B Term Loan, VAR, 3.750%, 07/01/20	79	76,222	0.1

		2,176,191	2.1
MULTILINE RETAIL — 0.2%
J.C. Penney Corp., Inc., 1st Lien Term Loan, VAR, 6.000%, 05/22/18	249	243,556	0.2

SPECIALTY RETAIL — 0.2%
J. Crew Group, Inc., 1st Lien Term Loan B, VAR, 4.000%, 03/05/21	202	189,918	0.2

Total Consumer Discretionary		3,701,707	3.5

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

CONSUMER STAPLES — 1.3%
FOOD & STAPLES RETAILING — 1.2%
Albertsons LLC, Term Loan B-4, VAR, 4.500%, 08/25/21	$400	$399,584	0.4%
Rite Aid Corp., 2nd Lien Term Loan, VAR, 4.875%, 06/21/21	425	424,290	0.4
Rite Aid Corp., New 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	45	45,075	0.0	[12]
SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	400	392,224	0.4

		1,261,173	1.2
FOOD PRODUCTS — 0.1%
Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	121	119,532	0.1

Total Consumer Staples		1,380,705	1.3

ENERGY — 0.5%
ENERGY EQUIPMENT & SERVICES — 0.2%
Floatel International Ltd., 1st Lien Term Loan B, VAR, 6.000%, 06/27/20	97	77,873	0.1
Stallion Oilfield, Inc., Term Loan, VAR, 8.000%, 06/19/18	97	81,761	0.1

		159,634	0.2
OIL, GAS & CONSUMABLE FUELS — 0.3%
Alon USA Partners LP, Term Loan B, VAR, 9.250%, 11/26/18	38	38,254	0.0	[12]
Fieldwood Energy LLC, 2nd Lien Term Loan, VAR, 8.375%, 09/30/20	175	127,094	0.1
Sabine Oil & Gas LLC, 2nd Lien Term Loan, VAR, 8.750%, 12/31/18	250	190,000	0.2

		355,348	0.3
Total Energy		514,982	0.5

FINANCIALS — 0.4%
CONSUMER FINANCE — 0.2%
Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	257	247,104	0.2

DIVERSIFIED FINANCIAL SERVICES — 0.2%
Ascensus, Inc., 2nd Lien Term Loan, VAR, 9.000%, 12/02/20	30	29,644	0.0	[12]
ROC Finance LLC, 1st Lien Term Loan B, VAR, 5.000%, 06/20/19	173	160,128	0.2

		189,772	0.2
Total Financials		436,876	0.4

HEALTH CARE — 0.2%
HEALTH CARE PROVIDERS & SERVICES — 0.2%
inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	$169	$167,597	0.2%

PHARMACEUTICALS — 0.0%[12]
Ceva Logistics Holdings B.V., Term Loan B, VAR, 6.500%, 03/19/21	18	16,732	0.0	[12]

Total Health Care		184,329	0.2

INDUSTRIALS — 0.9%
AIR FREIGHT & LOGISTICS — 0.0%[12]
Ceva Group plc, Canadian Term Loan, VAR, 6.500%, 03/19/21	2	2,091	0.0	[12]
Ceva Group plc, Dutch BV Term Loan, VAR, 6.500%, 03/19/21	13	12,131	0.0	[12]
Ceva Group plc, Synthetic Letter of Credit, Term Loan, VAR, 6.500%, 03/19/21	12	11,591	0.0	[12]

		25,813	0.0	[12]
COMMERCIAL SERVICES & SUPPLIES — 0.3%
EWT/WTG Holdings III Corp., 2nd Lien Term Loan, VAR, 8.500%, 01/15/22	200	193,000	0.2
Harland Clarke Holdings Corp.,Extended Tranche B-2 Term Loan, VAR, 5.505%, 06/30/17	129	128,290	0.1

		321,290	0.3
INDUSTRIAL CONGLOMERATES — 0.4%
Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	452	434,401	0.4

MARINE — 0.2%
Drillships Ocean Ventures, Inc., 1st Lien Term Loan B, VAR, 5.500%, 07/25/21	92	73,586	0.1
Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	90	67,050	0.1

		140,636	0.2
Total Industrials		922,140	0.9

INFORMATION TECHNOLOGY — 0.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Dell, Inc., USD Term Loan B, VAR, 4.500%, 04/29/20	325	323,746	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Par (000)	Value	Percent of Net Assets*

INTERNET SOFTWARE & SERVICES — 0.1%
Go Daddy Group, Inc. (The), Term Loan B, VAR, 4.750%, 05/13/21	$77	$75,929	0.1%

IT SERVICES — 0.3%
First Data Corp., 2nd Lien Term Loan, VAR, 3.667%, 09/24/18	264	257,499	0.3

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
Avago Technologies Ltd., 1st Lien Term Loan B, (Singapore), VAR, 3.750%, 05/06/21	126	125,786	0.1
Freescale Semiconductor, Inc., 7 Year Term Loan B-4, VAR, 4.250%, 02/28/20	133	129,249	0.1

		255,035	0.2
Total Information Technology		912,209	0.9

MATERIALS — 0.3%
CHEMICALS — 0.2%
Arizona Chemical U.S., Inc., 2nd Lien Term Loan, VAR, 7.500%, 06/10/22	46	45,070	0.0	[12]
Axalta Coating Systems LLC, Term Loan B, VAR, 3.750%, 02/01/20	174	168,944	0.2
OCI Beaumont LLC, Term Loan B-3, VAR, 5.000%, 08/20/19	43	42,120	0.0	[12]

		256,134	0.2
CONSTRUCTION MATERIALS — 0.1%
Quikrete Companies, Inc., 2nd Lien Term Loan, VAR, 7.000%, 03/26/21	44	43,879	0.1

Total Materials		300,013	0.3

TELECOMMUNICATION SERVICES — 0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Altice Financing S.A., Initial Term Loan, VAR, 5.500%, 07/02/19	149	145,995	0.1
Cincinnati Bell, Inc., Term Loan B, VAR, 4.000%, 09/10/20	35	34,131	0.0	[12]
Integra Telecom Holdings, Inc., Term Loan B, VAR, 2.672%, 02/22/19	40	38,940	0.0	[12]
XO Communications LLC, 1st Lien Term Loan, VAR, 4.250%, 03/20/21	49	48,146	0.1
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, VAR, 4.000%, 07/02/19	99	97,788	0.1

Total Telecommunication Services		365,000	0.3

UTILITIES — 1.4%
ELECTRIC UTILITIES — 1.4%
Energy Future Holdings Corp., 1st Lien Term Loan, VAR, 4.250%, 06/19/16	$89	$88,528	0.1%
Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan, VAR, 3.750%, 05/05/16[1,4]	127	127,754	0.1
Texas Competitive Electric, 2017 Extended Term Loan, VAR, 4.648%, 10/10/17^,1,4	1,185	764,915	0.7
Texas Competitive Electric, Non-Extended Term Loan, VAR, 4.648%, 10/10/16[1,4]	855	546,597	0.5

Total Utilities		1,527,794	1.4

Total Loan Assignments
(Cost $11,049,746)		10,245,755	9.7

PREFERRED SECURITIES — 1.5%
FINANCIALS — 1.5%
BANKS — 1.3%
Bank of America Corp., Jr Sub Nt,
VAR, 5.125%, 06/17/19[14]	290	279,669	0.2
VAR, 8.000%, 01/30/18[14]	190	204,012	0.2
VAR, 8.125%, 05/15/18[14]	70	75,513	0.1
Citigroup, Inc., Jr Sub Nt, VAR, 5.950%, 01/30/23[14]	235	231,475	0.2
Credit Agricole S.A., Private Placement, Jr Sub Nt, (France), VAR, 6.625%, 09/23/19[2,14]	200	193,850	0.2
Wachovia Capital Trust III, VAR, 5.570%, 02/02/15[14]	115	111,032	0.1
Wells Fargo & Co., Jr Sub Nt, VAR, 5.900%, 06/15/24[14]	285	287,138	0.3

		1,382,689	1.3
CAPITAL MARKETS — 0.2%
Goldman Sachs Group, Inc., Jr Sub Nt, VAR, 5.700%, 05/10/19[14]	158	159,817	0.1
Morgan Stanley, Jr Sub Nt, VAR, 5.450%, 07/15/19[14]	57	57,102	0.1

		216,919	0.2
Total Preferred Securities
(Cost $1,596,513)		1,599,608	1.5

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2014

Description	Shares/Par (000)		Value	Percent of Net Assets*

ASSET-BACKED SECURITIES — 1.1%
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.670%, 09/25/34[9]	$17		$1,897	0.0%[12]
Unipac IX LLC, 13.000%, 05/15/16[9]	1,348		1,225,917	1.1

Total Asset-Backed Securities
(Cost $1,353,661)			1,227,814	1.1

Total Fixed Income Investments
(Cost $147,919,730)			143,217,246	134.7

PREFERRED STOCKS — 1.5%
CONSUMER DISCRETIONARY — 0.3%
MEDIA — 0.3%
Spanish Broadcasting System, Inc., Pfd[1,9]	481		5,294	0.0	[12]
Spanish Broadcasting System, Inc., Pfd, Series B, 10.750%, (PIK), 02/02/15[15,17] ($1,000 par value)	—	[11]	327,800	0.3

Total Consumer Discretionary			333,094	0.3

FINANCIALS — 1.0%
CONSUMER FINANCE — 0.3%
Ally Financial, Inc., Pfd, Private Placement, 7.000%, 02/02/15[2,15] ($50 par value)	—	[11]	285,305	0.3

DIVERSIFIED FINANCIAL SERVICES — 0.1%
GMAC Capital Trust I, Pfd, Series 2, VAR, 8.125%, 02/15/40 ($25 par value)	4		94,968	0.1

INSURANCE — 0.6%
Hartford Financial Services Group, Inc. (The), Pfd, VAR, 7.875%, 04/15/42 ($25 par value)	6		179,011	0.1
XLIT Ltd., Pfd, (Cayman Islands), Series D, VAR, 3.354%, 02/02/15[15] ($1,000 par value)	1		508,778	0.5

			687,789	0.6
Total Financials			1,068,062	1.0

INDUSTRIALS — 0.0%
MACHINERY — 0.0%
Glasstech, Inc., Pfd, Series C1,9	—	[11]	—	0.0

MATERIALS — 0.2%
CONTAINERS & PACKAGING — 0.0%
Constar International, Inc., Pfd[1,9]	$—	[11]	$—	0.0%

METALS & MINING — 0.2%
ArcelorMittal, Pfd, (Luxembourg), 6.000%, 01/15/16 ($50 par value)	9		155,267	0.2

Total Materials			155,267	0.2

Total Preferred Stocks
(Cost $1,679,261)			1,556,423	1.5

COMMON STOCKS — 0.8%
CONSUMER DISCRETIONARY — 0.1%
MEDIA — 0.0%[12]
New Cotai LLC/New Cotai Capital Corp., Class B, ADR[1,9]	—	[11]	27,838	0.0	[12]

SPECIALTY RETAIL — 0.1%
Neebo, Inc.[1,9]	8		42,864	0.1

Total Consumer Discretionary			70,702	0.1

FINANCIALS — 0.0%[12]
DIVERSIFIED FINANCIAL SERVICES — 0.0%[12]
Adelphia Recovery Trust[1,9]	157		2	0.0	[12]
Adelphia Recovery Trust, Contingent Value[9]	1,297		3,631	0.0	[12]
Capmark Financial Group, Inc.[1]	1		2,746	0.0	[12]

			6,379	0.0	[12]
INSURANCE — 0.0%[12]
Jupiter Holding I Corp.[1,9]	1		3,946	0.0	[12]

Total Financials			10,325	0.0	[12]

INDUSTRIALS — 0.0%[12]
MACHINERY — 0.0%
Glasstech, Inc.[1,9]	—	[11]	—	0.0

MARINE — 0.0%[12]
General Maritime Corp.[1,9]	—	[11]	1,833	0.0	[12]

Total Industrials			1,833	0.0	[12]

MATERIALS — 0.6%
CONSTRUCTION MATERIALS — 0.1%
U.S. Concrete, Inc.[1]	6		161,454	0.1

CONTAINERS & PACKAGING — 0.0%
Constar International, Inc., ADR[1,9]	4		—	0.0

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of December 31, 2014

Description	Shares (000)		Value	Percent of Net Assets*

PAPER & FOREST PRODUCTS — 0.5%
New Holdco[1,9]	$6		$504,592	0.5%

Total Materials			666,046	0.6

UTILITIES — 0.1%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 0.1%
Dynegy, Inc.[1]	4		128,987	0.1

Total Common Stocks
(Cost $1,666,783)			877,893	0.8

WARRANTS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
SPECIALTY RETAIL — 0.0%
Neebo, Inc., expiring 06/20/19[1,9]	5		—	0.0

INDUSTRIALS — 0.0%
MARINE — 0.0%
General Maritime Corp., expiring 05/17/17[1,9]	—	[11]	—	0.0

Total Warrants
(Cost $46)			—	0.0

Total Equity Investments
(Cost $3,346,090)			2,434,316	2.3

SHORT-TERM INVESTMENT — 1.6%
INVESTMENT COMPANY — 1.6%
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020%[5,10,13] (Cost $1,680,038)	1,680		1,680,038	1.6

TOTAL INVESTMENTS
(Cost $152,945,858)			147,331,600	138.6

Preferred Stock and Liabilities in Excess of Other assets			(40,975,300)	(38.6)

Net Assets Applicable to Common Stockholders			$106,356,300	100.0%

ADR	American Depositary Receipt
Co	Company
Guar	Guaranteed
Jr	Junior
Nt	Note
Pfd	Preferred
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2014.
*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $50,776,088 and 47.7% of net assets applicable to common stockholders.

[4]	Defaulted security.
[5]	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[9]	Security deemed to be illiquid. These securities amounted to $2,118,814 and 2.0% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than one thousand (par or shares).
[12]	Amount rounds to less than 0.1%.
[13]	The rate shown is the current yield as of December 31, 2014.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2014.

[15]

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2014.

[16]	Security is distressed as of December 31, 2014. The rate at which income is accrued on the security is lower than the stated coupon rate.
[17]	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
^	All or a portion of the security is unsettled as of December 31, 2014. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2014

ASSETS:
Investments in non-affiliates, at value	$145,651,562
Investments in affiliates, at value	1,680,038

Total investment securities, at value	147,331,600
Cash	118,502
Receivables:
Investment securities sold	16,109
Interest and dividends from non-affiliates	2,261,514
Dividends from affiliates	39
Tax reclaims	4,560

Total Assets	149,732,324

LIABILITIES:
Payables:
Dividends on preferred stock	1,460
Investment securities purchased	74,588
Accrued liabilities:
Investment advisory fees	146,039
Administration fees	10,065
Custodian and accounting fees	12,060
Insurance fees	37,989
Legal fees	24,419
Audit fees	58,337
Other	11,067

Total Liabilities	376,024

Less: Outstanding Preferred Stock (1,720 shares at $25,000 per share) at liquidation value	$43,000,000

Net Assets applicable to common shareholders	$106,356,300

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares authorized, 12,996,610 shares issued and outstanding	$129,966
Capital in excess of par	130,076,612
Accumulated undistributed (distributions in excess of) net investment income	(194,636)
Accumulated net realized gains (losses)	(18,041,384)
Net unrealized appreciation (depreciation)	(5,614,258)

Total Net Assets applicable to common shareholders	$106,356,300

Shares Outstanding	12,996,610
Net Asset Value per Common Share ($106,356,300/12,996,610)	$8.18
Cost of investments in non-affiliates	$151,265,820
Cost of investments in affiliates	1,680,038

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:
Interest income from non-affiliates	$10,110,844
Dividend income from non-affiliates	124,054
Dividend income from affiliates	389

Total investment income	10,235,287
EXPENSES:
Investment advisory fees (Note 5)	1,703,184
Administration fees (Note 5)	155,915
Custodian and accounting fees (Note 5)	56,858
Audit fees	126,844
Legal fees	31,939
Directors’ and Chief Compliance Officer’s fees	776
Printing and mailing costs	120,459
Transfer agent fees	24,321
Stock exchange listing fees	19,951
Other	39,979

Operating expenses	2,280,226

Commissions on auction rate preferred stock	29,675

Total expenses	2,309,901

Less amounts waived (Note 5)	(5,398)

Net expenses	2,304,503

Net investment income (loss)	7,930,784
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,978,131
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(6,997,798)

Net realized/unrealized gains (losses)	(5,019,667)

Change in net assets resulting from operations	2,911,117
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(43,689)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	2,867,428

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statements of Changes in Net Assets

For the Periods Indicated

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,930,784	$8,749,247
Net realized gain (loss)	1,978,131	(1,268,079)
Change in net unrealized appreciation/depreciation	(6,997,798)	3,146,853
Distributions to preferred stockholders from net investment income	(43,689)	(46,535)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	2,867,428	10,581,486

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(8,063,165)	(9,220,968)
Return of capital	(670,143)	(587,833)

Total distributions to common shareholders	(8,733,308)	(9,808,801)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 1,313 and 9,347 shares issued in reinvestment of dividends to common stockholders in 2014 and 2013, respectively	23,289	81,766

Total increase in net assets derived from fund share transactions	23,289	81,766

Total net increase/(decrease) in net assets applicable to common stockholders	(5,842,591)	854,451
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	112,198,891	111,344,440

End of period	$106,356,300	$112,198,891

Accumulated undistributed (distributions in excess of) net investment income	$(194,636)	$(191,626)

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Year Ended December 31
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$8.63		$8.57		$7.86		$8.65		$7.79

Net investment income (loss)	0.61		0.67		0.79		0.84		0.90
Net realized and unrealized gain/(loss) on investments	(0.39)		0.15		0.76		(0.74)		0.89
Distributions to preferred stockholders from net investment income	—	(14)	—	(14)	—	(14)	—	(14)	(0.01)

Net increase/(decrease) in net asset value resulting from operations	0.22		0.82		1.55		0.10		1.78

Distributions to Common Stockholders from:
Net investment income	(0.62)		(0.71)		(0.84)		(0.89)		(0.92)
Return of capital	(0.05)		(0.05)		—		—		—

Total distributions to common stockholders	(0.67)		(0.76)		(0.84)		(0.89)		(0.92)

Net asset value, end of period	$8.18		$8.63		$8.57		$7.86		$8.65

Market value per share, end of period	$7.35		$7.86		$8.87		$8.95		$8.45

TOTAL INVESTMENT RETURN:(1)
Based on market value per common share(2)	1.45%		(3.19)%		9.02%		17.09%		27.90%
Based on net asset value per common share(3)(4)	2.80%		10.06%		19.93%		0.42%		24.03%
RATIOS TO AVERAGE NET ASSETS:(5)(6)
Net Expenses (including expenses related to leverage)(7)(8)	1.48	%(12)	1.61	%(12)	1.24	%(12)	1.56	%(12)	1.74	%(12)
Applicable to common stockholders only(7)(9)	2.04	%(13)	2.22	%(13)	1.74	%(13)	2.17	%(13)	2.43	%(13)
Net Expenses (prior to expenses related to leverage)(7)(8)	1.47	%(12)	1.59	%(12)	1.22	%(12)	1.54	%(12)	1.67	%(12)
Applicable to common stockholders only(7)(9)	2.02	%(13)	2.20	%(13)	1.71	%(13)	2.14	%(13)	2.34	%(13)
Net investment income(9)	7.04%		7.79%		9.47%		9.90%		10.81%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock	$106,356,300		$112,198,891		$111,344,440		$101,946,580		$112,123,086
Portfolio turnover rate(10)	43%		46%		61%		50%		58%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	1,720		1,720		1,720		1,720		1,720
Asset coverage per share of preferred stock outstanding at end of period(11)	$86,835		$90,232		$89,735		$84,271		$90,188
Involuntary liquidation preference and average market value per share of preferred stock	$25,000		$25,000		$25,000		$25,000		$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[3]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[4]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

[5]	Ratios do not include the effect of dividends to preferred stock.
[6]	See Note 5 in the Notes to Financial Statements.
[7]	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
[8]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[9]	Ratios calculated relative to the average net assets of common stockholders only.
[10]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

[11]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[12]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2014, 2013, 2012, 2011 and 2010. Without these waivers/reimbursements, the ratios would have been higher by, less than 0.1% for the years ended December 31, 2014, 2013, 2012 and 2011 and 0.03% for the year ended December 31, 2010.

[13]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2014, 2013, 2012, 2011 and 2010. Without these waivers/reimbursements, the ratios would have been higher by, less than 0.01% for the years ended December 31, 2014, 2013, 2012 and 2011 and 0.04% for the year ended December 31, 2010.

[14]	Amount rounds to less than $0.01

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to seek a high level of total return through current income and capital appreciation by investing primarily in high yield, fixed income securities of domestic companies. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in high yield fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Directors (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

• Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

• Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at December 31, 2014.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$70,702		$70,702
Financials	2,746	—	7,579		10,325
Industrials	—	—	1,833		1,833
Materials	161,454	—	504,592		666,046
Information Technology	—	—	—	(a)	—	(a)
Utilities	128,987	—	—		128,987

Total Common Stocks	293,187	—	584,706		877,893

Preferred Stocks
Consumer Discretionary	327,800	—	5,294		333,094
Financials	273,979	794,083	—		1,068,062
Industrials	—	—	—	(a)	—	(a)
Materials	—	155,267	—	(a)	155,267

Total Preferred Stocks	601,779	949,350	5,294		1,556,423

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$—	$1,227,814		$1,227,814
Convertible Bonds
Consumer Discretionary	—	—	—	(a)	—	(a)
Corporate Bonds
Consumer Discretionary	—	25,729,345	84,973		25,814,318
Consumer Staples	—	5,334,287	—		5,334,287
Energy	—	17,504,315	—		17,504,315
Financials	—	8,545,869	—		8,545,869
Health Care	—	12,351,480	281		12,351,761
Industrials	—	13,673,482	1,545,748		15,219,230
Information Technology	—	8,278,586	—		8,278,586
Materials	—	16,928,989	208,071		17,137,060
Telecommunication Services	—	16,560,036	—		16,560,036
Utilities	—	3,397,957	650		3,398,607

Total Corporate Bonds	—	128,304,346	1,839,723		130,144,069

Preferred Securities
Financials	—	1,599,608	—		1,599,608
Loan Assignments
Consumer Discretionary	—	3,701,707	—		3,701,707
Consumer Staples	—	1,380,705	—		1,380,705
Energy	—	514,982	—		514,982
Financials	—	436,876	—		436,876
Health Care	—	184,329	—		184,329
Industrials	—	922,140	—		922,140
Information Technology	—	912,209	—		912,209
Materials	—	300,013	—		300,013
Telecommunication Services	—	365,000	—		365,000
Utilities	—	1,527,794	—		1,527,794

Total Loan Assignments	—	10,245,755	—		10,245,755

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	—	—	(a)	—	(a)

Short-Term Investment
Investment Company	1,680,038	—	—		1,680,038

Total Investments in Securities	$2,575,004	$141,099,059	$3,657,537		$147,331,600

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2014.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/13		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases¹	Sales²	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/14
Investments in Securities
Asset-Backed Securities	$1,495,266		$—	$(98,833)	$6,704	$—	$(175,323)	$—	$—	$1,227,814
Common Stocks — Consumer Discretionary	104,563		14,173	(20,806)	—	—	(27,228)	—	—	70,702
Common Stocks — Financials	3,503		—	4,076	—	—	—	—	—	7,579
Common Stocks — Industrials	3,389		—	(1,556)	—	—	—	—	—	1,833
Common Stocks — Information Technology	—	(a)	—	—	—	—	—	—	—	—	(a)
Common Stocks — Materials	523,140		(26,997)	40,130	—	—	(31,681)	—	—	504,592
Convertible Bonds — Consumer Discretionary	—	(a)	—	(457)	—	457	—	—	—	—	(a)
Corporate Bonds — Consumer Discretionary	88,937		—	—	—	609	(4,573)	—	—	84,973
Corporate Bonds — Consumer Staples	—	(a)	—	—	—	—	— (a)	—	—	—
Corporate Bonds — Health Care	84,147		—	(83,866)	—	—	—	—	—	281
Corporate Bonds — Industrials	1,986,949		9,424	(31,936)	(1,481)	—	(417,208)	—	—	1,545,748
Corporate Bonds — Materials	440,829		1,828	88,146	2,254	—	(324,986)	—	—	208,071
Corporate Bonds — Utilities	1,625		—	(10,975)	—	—	—	10,000	—	650
Loan Assignments — Consumer Discretionary	6,926		—	326,067	—	—	(332,993)	—	—	—
Preferred Stocks — Consumer Discretionary	3,128		—	2,166	—	—	—	—	—	5,294
Preferred Stocks — Industrials	—	(a)	—	—	—	—	—	—	—	—	(a)
Preferred Stocks — Information Technology	—	(a)	—	—	—	—	— (a)	—	—	—
Preferred Stocks — Materials	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — Consumer Discretionary	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — Industrials	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$4,742,402		$(1,572)	$212,156	$7,477	$1,066	$(1,313,992)	$10,000	$—	$3,657,537

(a)	Value is zero.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $220,996. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at 12/31/2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$3,946	Market Comparable Companies	EBITDA Multiple(a)	5.5x (5.5x)
			Discount for lack of marketability(b)	0% - 22.5% (0.00%)
	0	Discounted Cash Flow	Probability of Insolvency	100% (N/A)
	5,466	Terms of Plan of Reorganization	Discount for lack of marketability(b)	25% (N/A)
			Discount for potential outcome	100% (N/A)
	547,456	Consensus Broker Pricing	Median Offered quote	$5.45 - $88.00 (N/A)

Common Stock	556,868

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at 12/31/2014		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	0		Discounted Cash Flow	Discount for lack of marketability(b)	10% (N/A)
				Probability of Insolvency	100% (N/A)

	0	(c)	Market Comparable Companies	EBITDA Multiple(a)	5.82x (N/A)
				Discount for lack of marketability(b)	30% (N/A)

Preferred Stock	0
	129,877		Market Comparable Companies	EBITDA Multiple (a)	5.5x - 6.80x (6.35x)
				Discount for lack of marketability(b)	10% (N/A)
				Probability of Default	97% (N/A)

Corporate Bond	129,877
	1,227,814		Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.50% - 5.00% (4.75%) 2.00% - 2.50% (2.25%)
				Constant Prepayment Rate	0.00% (N/A)
				Constant Default Rate	7.00% (N/A)
				Yield (Discount Rate of Cash Flows)	11.50% (N/A)

Asset-Backed Securities	1,227,814
Warrants	0		Intrinsic Value	Issue Price vs. Stock Price	(N/A)
Total	$1,914,559

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2014, the value of these securities was $1,742,978. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally described in Note 2.A.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Fund’s financials statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

recognized and paid on undistributed income and capital gain amounts.

The Fund did not retain any investment company taxable income and/or net capital gains.

The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Capital in excess of par	Undistributed net investment income (loss)	Accumulated Net realized gains (losses)
$(230,233)	$173,060	$57,173

The reclassification for the Fund relates primarily to non-taxable dividends and taxable overdistributions.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	2014	2013
Common Stockholder
Ordinary Income	$8,063,165	$9,220,968
Preferred Stockholder
Ordinary Income	$43,689	$46,535
Common Stockholder
Return of Capital	$670,143	$587,833

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are generally declared and paid monthly from net investment income and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

E.	LOAN ASSIGNMENTS — The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, the Fund’s rights may be more limited than the lender from which they acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

F.

UNFUNDED COMMITMENTS — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments that settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Commitments are generally traded and priced as part of a related loan assignment (Note 1.E.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates sufficient liquid assets for unfunded and funded commitments that will settle on future dates. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At December 31, 2014, the Fund did not have any outstanding unfunded loan commitments.

2.	COMMON STOCK — At December 31, 2014, there were 49,996,320 shares of common stock with a $0.01 par value authorized and 12,996,610 outstanding. During the year ended December 31, 2014 and the year ended December 31, 2013, the Fund issued 1,313 and 9,347 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board. The ARPS have a liquidation value of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2014, accrued ARPS dividends were $1,460.

The Fund is subject to certain limitations and restrictions associated with outstanding shares of ARPS, including maintaining an asset coverage ratio of 200% for such shares. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation value.

The weekly auction for the ARPS issued by the Fund has failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Holders of ARPS who wish to sell in an auction will not be able to do so until there is a successful auction with sufficient demand for the shares. Failed auctions are not considered a default by the Fund and do not alter the credit quality of the ARPS. However, failed auctions may increase the cost of the Fund’s leverage and decrease the income available for common stockholders. ARPS holders have continued to receive dividends at the “maximum rate” set on the date of the failed auction, and the liquidation value of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. Based on the rating assigned to the Fund’s ARPS, the maximum rate may range from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the year ended December 31, 2014, ranged from 0.045% to 0.165%. The maximum rate as of the February 4, 2015 auction was 0.12%, which is 150% of the “AA” Financial Composite Commercial Paper Rate on that date.

4.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2014, aggregated $65,438,087 and $65,213,354, respectively. During the year ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5.

TRANSACTIONS WITH INVESTMENT ADVISER, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as investment adviser to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, JPMIM is entitled to receive an annual investment advisory fee, computed and paid monthly after the end of each calendar month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12-month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the Credit Suisse High Yield Index, Developed Countries Only (the “Index”) for the same period. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

liabilities other than the principal amount of any outstanding senior securities representing indebtedness and the liquidation preference of the ARPS) during the entire 12-month period. The compensation due to the Adviser after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

Advisory fees for the year ended December 31, 2014 amounted to $1,703,184 which calculated to an effective rate of 1.09%. The advisory fee rate calculated for the one month ended December 31, 2014 was a rate of 0.99%.

The Fund has an administrative services agreement with JPMFM (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2014, accrued administrative fees were $10,065.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. For these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Administrator waive fees in an amount sufficient to offset the advisory, administration and shareholder servicing fees each charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2014 was $5,398.

Certain officers of the Fund are affiliated with the Adviser and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Directors’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund adopted a Directors’ Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as Directors. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

6.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities held at December 31, 2014 were as follows:

December 31, 2014
Gross unrealized appreciation on investments	$3,839,921
Gross unrealized depreciation on investments	(9,528,851)

Net unrealized appreciation (depreciation) on investments	$(5,688,930)

Cost of investments for Federal Tax purposes	$153,020,530

The difference between book and tax basis appreciation (depreciation) on investments is attributable primarily to investments in partnership and distressed securities.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

As of December 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$—	$(18,158,536)	$(5,688,930)

The cumulative timing differences primarily consist of amendment fees.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Fund had no post-enactment net capital loss carryforwards.

As of December 31, 2014, the Fund had pre-enactment net capital loss carryforwards expiring during the year indicated, which are available to offset future realized gains:

2015	2016	2017	2018	Total
$236,490	$1,876,547	$14,493,773	$1,551,726	$18,158,536

During the year ended December 31, 2014, the Fund utilized pre-enactment capital loss carryforwards in the amount of $179,526.

During the year ended December 31, 2014, the Fund utilized post-enactment capital loss carryforwards in the amount of $1,896,939.

7.	RESTRICTED AND ILLIQUID SECURITIES — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of December 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act. At December 31, 2014, the Fund held illiquid securities representing 2.0% of net assets applicable to common stockholders.

8.	OTHER — The Fund may use related party broker-dealers. For the year ended December 31, 2014, the Fund incurred $17 in brokerage commissions with broker-dealers affiliated with the Adviser.

9.	RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Citigroup and Morgan Stanley are beneficial owners of a significant portion of the Fund’s outstanding ARPS and based on such ownership, could each be deemed to be an affiliate of the Fund. Both Citigroup and Morgan Stanley have informed the Fund that they intend to comply with a No Action Letter that enables them not to be deemed affiliates of the Fund. These parties could have an impact on matters that affect the

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

Fund’s shareholders due to the voting rights associated with the ARPS, as detailed in the “Preferred Stock” note, included in this report.

As of December 31, 2014, the Fund is a party to loan assignments that were transacted with either Citigroup or Morgan Stanley in the normal course of business.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with asset-backed and mortgage-related securities such as collateralized mortgage obligations backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2015

PACHOLDER HIGH YIELD FUND, INC.

Tax Letter (Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 1.13% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2014.

Qualified Dividend Income (QDI)

The Fund had $91,540, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended December 31, 2014.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors

John F. Finn (1947); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1998.	Elected at 2009 Shareholder Meeting	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	156	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	156	Trustee, Museum of Jewish Heritage (2011-present)

Robert J. Higgins (1945); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2002.	Elected at 2009 Shareholder Meeting	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	156	None.

Peter C. Marshall (1942); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1985.	Elected at 2009 Shareholder Meeting	Self-employed business consultant (2002-Present).	156	None.

Mary E. Martinez (1960); Director of Fund since 2013	Appointed in 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	156	None.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

Marilyn McCoy* (1948); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1999.	Elected at 2009 Shareholder Meeting	Vice President of Administration and Planning, Northwestern University (1985-present).	156	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Director of Fund since 2013	Appointed in 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	156	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	156	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1997.	Elected at 2009 Shareholder Meeting	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	156	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

Marian U. Pardo** (1946); Director of Fund since 2013	Appointed in 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	156	Member, Board of Governors, Columbus Citizens Foundation (not-for profit supporting philanthropic and cultural programs) (2006-Present)

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (concluded)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

Frederick W. Ruebeck (1939); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1994.	Elected at 2009 Shareholder Meeting	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	156	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2001.	Elected at 2009 Shareholder Meeting	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	156	None.

Interested Director Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Director of Fund since 2009; Trust of J.P. Morgan Funds since 2008.	Elected at 2009 Shareholder Meeting	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	156	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	Each Director serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 78 for all Directors.
(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes eleven registered investment companies (156 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited)

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years
Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2009)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2008)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited) (concluded)

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.
***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors has established various standing committees, composed of Directors with diverse backgrounds, to which the Board of Directors has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Directors and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Directors held meetings in person in June and August 2014, at which the Directors considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Directors continued their review and consideration. The Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Directors considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Directors have engaged an independent management consulting firm (“independent consultant”) to report on performance of the Fund at each of the Directors’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Directors requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Directors’ independent consultant also provided additional analysis of the performance of the Fund in connection with the Directors’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Directors reviewed the proposed agreement with representatives of the Adviser, counsel to the Fund and independent legal counsel and received a memorandum from independent legal counsel to the Directors discussing the legal standards for their consideration of the proposed Advisory Agreement. The Directors also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel to the Directors at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Directors in determining whether to approve the Advisory Agreement.

The Directors considered information provided with respect to the Fund over the course of the year. Each Director attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Directors determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors took into account information furnished throughout the year at Board meetings, as well as the materials furnished specifically in connection with this annual review process. The Directors considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Directors also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Directors also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Directors also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Directors/Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

PACHOLDER HIGH YIELD FUND, INC.

Board of Approval of Investment Advisory Agreement (Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Directors received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Directors reviewed and discussed this data. The Directors recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Directors also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Directors concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Directors reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Directors also considered that JPMFM, an affiliate of the Adviser, earns fees from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Directors. The Directors also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Directors also considered possible economies of scale. The Directors noted that the proposed investment advisory fee schedule does not contain breakpoints. Further, the Directors noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of a fund’s investment portfolio. The Directors found that, based upon the size of the Fund, breakpoints were not warranted for the Fund. The Directors also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Fund to share in the scale of the organization.

In light of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Directors noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Directors in determining the reasonableness of the proposed management fees. The Directors considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Directors received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Directors also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Directors concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Directors received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Directors considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe

PACHOLDER HIGH YIELD FUND, INC.

Board of Approval of Investment Advisory Agreement (Unaudited) (concluded)

Group”) by total return for applicable one-, three- and five-year periods. The Directors reviewed a description of Lipper’s methodology for selecting closed end funds in the Fund’s Universe Group. As part of this review, the Directors also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Director’s independent consultant and also considered the special analysis prepared by the Directors’ independent consultant. The Lipper performance data noted by the Directors as part of their review and the determinations made by the Directors with respect to the Fund are summarized below:

The Directors noted that the Fund’s performance was in the third, fifth and first quintiles for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Directors’ independent consultant indicated that the overall performance needed enhancement. The Directors discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the Fixed Income Committee at each of their regular meetings over the course of the next year.

Advisory Fees and Total Expenses

The Directors considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Directors recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Directors also reviewed information about other expenses and the expense ratios for the Fund. The Directors considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors’ determinations as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:

The Directors noted that the Fund’s net advisory fee and actual total expenses were in the fifth and fourth quintiles, respectively, of the Universe Group. The Board also found that the Performance Fee was effective to align the Adviser’s interests with the interests of Fund shareholders, and to provide a level of compensation tied to investment performance. After considering the factors identified above, in light of this information, the Directors concluded that the advisory fee was reasonable.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Statement of Additional Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained therein may have become outdated.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.pacholder.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers Common Stockholders (“Shareholders”) a convenient way to invest their income dividends and capital gain distributions in additional shares of the Fund’s common stock.

Shareholders who participate in the Plan will have all income dividends and capital gain distributions automatically reinvested by Computershare Investor Services LLC (the “Plan Agent”) pursuant to the Plan. When a dividend is declared, Shareholders who do not participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the Shareholder of record (or if the shares are held in street name or nominee name, then to the nominee) by the Plan Agent, which serves as agent for the Shareholders in administering the Plan. Shareholders who participate in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset valued as described below. (i) If the shares are trading at net asset value or at a premium above net asset value on the payment date, the Fund will issue new shares at the greater of net asset value or 95% of the current market price. (ii) If the shares are trading at a discount from net asset value on payment date, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts. If before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by the Plan Agent may exceed the exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. If the purchases have not been made prior to 30 days after the payment date, the Plan Agent may receive the uninvested portion in newly issued shares.

The Plan Agent’s fees for handling the reinvestment of Dividends will be paid by the Fund. There will be no brokerage charge to Shareholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each Shareholder who participates in the Plan, however will pay pro rate share of brokerage commissions incurred with respect to the Plan Agent’s open-market-purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of income dividends and capital gain distributions will not relieve a Shareholder of any federal, state or local income tax that may be payable on such dividends. Therefore, income and capital gains may still be realized even though Shareholders do not receive cash.

A Shareholder may terminate his/her account under the Plan by notifying the Plan Agent in writing. Upon termination, a shareholder can either receive a certificate for the number of full shares held in the Plan and a check for fractional shares or have shares sold by the Plan Agent and the proceeds sent to the shareholder, less a transaction fee of $15 plus $0.07 per share.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A. Dividend Reinvestment Services, P.O. Box A3309, Chicago, IL 60690-3309, by calling 888-294-8217 or www.computershare.com.

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell M. Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $101,680

2013 – $94,835

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $17,390

2013 – $16,530

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $17,230

2013 – $16,930

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-

approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 - $31.8 million

2013 - $33.7 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

Mary E. Martinez

Mitchell M. Merin

Frederick W. Ruebeck

James J. Schonbachler

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Directors has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Directors has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines

When other types of potential material conflicts of interest are identified, the proxy administrator and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•	The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable

•	The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•	The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•	The Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The portfolio management team for the Fund is led by William J. Morgan, Managing Director. Mr. Morgan has been the lead portfolio manager for the Fund since June 2000 and has been part of the team responsible for management of the Fund since its inception. Currently, Mr. Morgan is a high-yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan earned a B.A. from Kenyon College and an M.B.A. from Xavier University. James P. Shanahan, Jr., Managing Director, also serves as portfolio manager for the Fund focusing primarily on investments in distressed debt. Mr. Shanahan has been part of the team responsible for the management of the Fund since 1988. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. James E. Gibson, Vice President, is primarily responsible for trading on behalf of the Fund and has been part of the portfolio management team for the Fund since 1988. Mr. Gibson is one of the principal high yield traders in the Adviser’s U.S. Fixed Income Group. Mr. Gibson holds a B.S. from the University of Cincinnati College of Business Administration in finance. Mr. Morgan, Mr. Shanahan, and Mr. Gibson were officers of the Fund’s former adviser, Pacholder & Company, LLC, since its inception in 1998 and have been officers of and/or associated with the Adviser since March 1, 2005.

OTHER ACCOUNTS MANAGED

As of December 31, 2014, Mr. Morgan was part of the portfolio management team for 12 other mutual funds with a total of approximately $16.5 billion in assets; 20 pooled investment vehicles with a total of approximately $7.9 billion in assets; 19 other accounts with a total of approximately $2.1 billion in assets. As of December 31, 2014, Mr. Shanahan was part of the portfolio management team for 17 other mutual funds with a total of approximately $22.1 billion in assets; 19 pooled investment vehicles with a total of approximately $4.4 billion in assets; 21 other accounts with a total of approximately $2.5 billion in assets. As of December 31, 2014, Mr. Gibson was part of the portfolio management team for 4 other mutual funds with a total of approximately $11.6 billion in assets; 1 pooled investment vehicle with approximately $1.3 billion in assets. The Adviser is not paid a performance based fee in connection with the other mutual funds, the pooled investment vehicles or the separate accounts.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or a portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, a portfolio manager has personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers’ total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

The portfolio managers’ performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios a portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating a portfolio manager’s performance with respect to the funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark over one, three and five year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

Information concerning ownership of securities of the Fund owned by Mr. Morgan, Mr. Shanahan and Mr. Gibson as of December 31, 2014 is set forth below:

William J. Morgan: $500,001 - $1,000,000

James P. Shanahan, Jr.: $100,001 - $500,000

James E. Gibson: $50,001 - $100,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/ s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 3, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 3, 2015